UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-21558
Pioneer Short Term Income Fund
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Amundi Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)
Registrant's telephone number, including area code:
(617) 742-7825
Date of fiscal year end:
August 31
Date of reporting period:
August 31, 2024
Item 1. Report to Stockholders.
(a) The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Pioneer Short Term Income Fund
Class A / STABX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Pioneer Short Term Income Fund (“Fund”) for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1-800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$86	0.83%
How did the Fund perform last year and what affected the Fund performance?
  For the fiscal year ended August 31, 2024, the Fund’s Class A shares at NAV returned 8.03%. For the same period, the Fund’s broad-based benchmark, the Bloomberg U.S. Aggregate Bond Index, returned 7.30%. The performance benchmark, the Bloomberg One- to Three-Year Government/Credit Index, returned 6.25% over the period.
  The Fund invests across a diverse range of credit sectors, including exposures to out-of-benchmark sectors, such as securitized assets.
  Sector allocation drove outperformance relative to the performance benchmark over the year, benefiting from an overweight to credit and underweight to Treasuries. The allocation to securitized credit and the overweight position in financials within corporate credit both performed well relative to the performance benchmark. Security selection also contributed to benchmark-relative performance. Yield curve positioning detracted from benchmark-relative slightly over the period.
  Within securitized credit, an allocation to asset-backed securities (ABS) was a major contributor to sector allocation, as spreads narrowed, with the sector benefiting from its attractive relative value, strong liquidity and improved underwriting within the auto sector. An exposure to non-agency MBS also contributed to benchmark-relative performance, benefiting from strong housing fundamentals and limited new supply. Finally, an allocation to high quality collateralized loan obligations (CLOs) and commercial mortgage-backed securities (CMBS) helped benchmark-relative performance. CLOs benefited from their relative wide spreads compared to other high quality assets. CMBS benefited from the Fund’s focus on multifamily and hotel sectors.
  An overweight to Financials benefited as the sector rallied in 2024 on better than expected earnings.
  Security selection benefited from strong performance within the Financials and Industrials sectors; Financials saw strong performance of European bank exposures, while Industrials benefited from outperformance of a broad range of securities, including transportation and commodities issues.
  Yield curve positioning was hurt by modest exposure to the longer end of the curve, as the curve steepened.
  The Fund does not seek to add value through duration positioning and maintained duration close to the performance benchmark over the period.
Fund Performance
The line graph below shows the change in value of a $10,000 investment made in Class A shares of the Fund during the periods shown, compared to that of the Bloomberg U.S. Aggregate Bond Index and Bloomberg One- to Three-Year Government/Credit Index.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class A (without sales charge)	8.03%	2.13%	1.99%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.04)%	1.64%
Bloomberg One- to Three-Year Government/Credit Index	6.25%	1.52%	1.55%
Call 1-800-225-6292 or visit https://www.amundi.com/usinvestors/Resources/Shareholder-Reports for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of August 31, 2024)
Fund net assets	$963,206,614%
Total number of portfolio holdings	783^^
Total advisory fee paid	$2,187,150
Portfolio turnover rate	40%
^^	Excluding short-term investments and all derivative contracts except for options purchased.
PORTFOLIO DIVERSIFICATION
(as of August 31, 2024)*
Corporate Bonds	43.0%
Asset Backed Securities	31.0%
U.S. Government and Agency Obligations	9.7%
Collateralized Mortgage Obligations	8.3%
Commercial Mortgage-Backed Securities	6.9%
Senior Secured Floating Rate Loan Interests	0.6%
Insurance-Linked Securities	0.5%
Common Stock†	0.0%
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
†	Amount rounds to less than 0.1%.
Material Fund Changes
Amundi Asset Management US, Inc. (the “Adviser”), the Fund’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi.  On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).  Victory Capital is headquartered in San Antonio, Texas.  The closing of the Transaction is subject to certain regulatory approvals and other conditions.  There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Fund’s current investment advisory agreement with the Adviser to terminate.  Under the terms of the Transaction, the Fund’s Board of Trustees will be asked to approve a reorganization of the Fund into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital.  The proposed reorganization of the Fund would be sought in connection with the closing of the Transaction.  If approved by the Board, the proposal to reorganize the Fund will be submitted to the shareholders of the Fund for their approval.  There is no assurance that the Board or the shareholders of the Fund will approve the proposal to reorganize the Fund.
For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 28, 2024 at https://www.amundi.com/usinvestors/Products/Mutual-Funds or upon request at 1-800-225-6292.
Changes in Accountants
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Fund. There were no disagreements with the Prior Auditor during the two most recent fiscal years and the subsequent interim period through March 25, 2024.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Fund for fiscal periods ending after March 25, 2024.
Availability of Additional Information
You can find additional information about the Fund, including the Fund's prospectus, financial information, holdings and proxy voting information, at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1‑800‑225‑6292.
Important notice to shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-225-6292 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
33967-00-A-1024

Pioneer Short Term Income Fund
Class C / PSHCX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Pioneer Short Term Income Fund (“Fund”) for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1-800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$107	1.03%
How did the Fund perform last year and what affected the Fund performance?
  For the fiscal year ended August 31, 2024, the Fund’s Class C shares at NAV returned 7.73%. For the same period, the Fund’s broad-based benchmark, the Bloomberg U.S. Aggregate Bond Index, returned 7.30%. The performance benchmark, the Bloomberg One- to Three-Year Government/Credit Index, returned 6.25% over the period.
  The Fund invests across a diverse range of credit sectors, including exposures to out-of-benchmark sectors, such as securitized assets.
  Sector allocation drove outperformance relative to the performance benchmark over the year, benefiting from an overweight to credit and underweight to Treasuries. The allocation to securitized credit and the overweight position in financials within corporate credit both performed well relative to the performance benchmark. Security selection also contributed to benchmark-relative performance. Yield curve positioning detracted from benchmark-relative slightly over the period.
  Within securitized credit, an allocation to asset-backed securities (ABS) was a major contributor to sector allocation, as spreads narrowed, with the sector benefiting from its attractive relative value, strong liquidity and improved underwriting within the auto sector. An exposure to non-agency MBS also contributed to benchmark-relative performance, benefiting from strong housing fundamentals and limited new supply. Finally, an allocation to high quality collateralized loan obligations (CLOs) and commercial mortgage-backed securities (CMBS) helped benchmark-relative performance. CLOs benefited from their relative wide spreads compared to other high quality assets. CMBS benefited from the Fund’s focus on multifamily and hotel sectors.
  An overweight to Financials benefited as the sector rallied in 2024 on better than expected earnings.
  Security selection benefited from strong performance within the Financials and Industrials sectors; Financials saw strong performance of European bank exposures, while Industrials benefited from outperformance of a broad range of securities, including transportation and commodities issues.
  Yield curve positioning was hurt by modest exposure to the longer end of the curve, as the curve steepened.
  The Fund does not seek to add value through duration positioning and maintained duration close to the performance benchmark over the period.
Fund Performance
The line graph below shows the change in value of a $10,000 investment made in Class C shares of the Fund during the periods shown, compared to that of the Bloomberg U.S. Aggregate Bond Index and Bloomberg One- to Three-Year Government/Credit Index.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class C	7.73%	1.98%	1.79%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.04)%	1.64%
Bloomberg One- to Three-Year Government/Credit Index	6.25%	1.52%	1.55%
Call 1-800-225-6292 or visit https://www.amundi.com/usinvestors/Resources/Shareholder-Reports for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of August 31, 2024)
Fund net assets	$963,206,614%
Total number of portfolio holdings	783^^
Total advisory fee paid	$2,187,150
Portfolio turnover rate	40%
^^	Excluding short-term investments and all derivative contracts except for options purchased.
PORTFOLIO DIVERSIFICATION
(as of August 31, 2024)*
Corporate Bonds	43.0%
Asset Backed Securities	31.0%
U.S. Government and Agency Obligations	9.7%
Collateralized Mortgage Obligations	8.3%
Commercial Mortgage-Backed Securities	6.9%
Senior Secured Floating Rate Loan Interests	0.6%
Insurance-Linked Securities	0.5%
Common Stock†	0.0%
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
†	Amount rounds to less than 0.1%.
Material Fund Changes
Amundi Asset Management US, Inc. (the “Adviser”), the Fund’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi.  On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).  Victory Capital is headquartered in San Antonio, Texas.  The closing of the Transaction is subject to certain regulatory approvals and other conditions.  There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Fund’s current investment advisory agreement with the Adviser to terminate.  Under the terms of the Transaction, the Fund’s Board of Trustees will be asked to approve a reorganization of the Fund into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital.  The proposed reorganization of the Fund would be sought in connection with the closing of the Transaction.  If approved by the Board, the proposal to reorganize the Fund will be submitted to the shareholders of the Fund for their approval.  There is no assurance that the Board or the shareholders of the Fund will approve the proposal to reorganize the Fund.
For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 28, 2024 at https://www.amundi.com/usinvestors/Products/Mutual-Funds or upon request at 1-800-225-6292.
Changes in Accountants
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Fund. There were no disagreements with the Prior Auditor during the two most recent fiscal years and the subsequent interim period through March 25, 2024.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Fund for fiscal periods ending after March 25, 2024.
Availability of Additional Information
You can find additional information about the Fund, including the Fund's prospectus, financial information, holdings and proxy voting information, at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1‑800‑225‑6292.
Important notice to shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-225-6292 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
33968-00-C-0124

Pioneer Short Term Income Fund
Class C2 / STIIX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Pioneer Short Term Income Fund (“Fund”) for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1-800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C2	$103	0.99%
How did the Fund perform last year and what affected the Fund performance?
  For the fiscal year ended August 31, 2024, the Fund’s Class C2 shares at NAV returned 7.62%. For the same period, the Fund’s broad-based benchmark, the Bloomberg U.S. Aggregate Bond Index, returned 7.30%. The performance benchmark, the Bloomberg One- to Three-Year Government/Credit Index, returned 6.25% over the period.
  The Fund invests across a diverse range of credit sectors, including exposures to out-of-benchmark sectors, such as securitized assets.
  Sector allocation drove outperformance relative to the performance benchmark over the year, benefiting from an overweight to credit and underweight to Treasuries. The allocation to securitized credit and the overweight position in financials within corporate credit both performed well relative to the performance benchmark. Security selection also contributed to benchmark-relative performance. Yield curve positioning detracted from benchmark-relative slightly over the period.
  Within securitized credit, an allocation to asset-backed securities (ABS) was a major contributor to sector allocation, as spreads narrowed, with the sector benefiting from its attractive relative value, strong liquidity and improved underwriting within the auto sector. An exposure to non-agency MBS also contributed to benchmark-relative performance, benefiting from strong housing fundamentals and limited new supply. Finally, an allocation to high quality collateralized loan obligations (CLOs) and commercial mortgage-backed securities (CMBS) helped benchmark-relative performance. CLOs benefited from their relative wide spreads compared to other high quality assets. CMBS benefited from the Fund’s focus on multifamily and hotel sectors.
  An overweight to Financials benefited as the sector rallied in 2024 on better than expected earnings.
  Security selection benefited from strong performance within the Financials and Industrials sectors; Financials saw strong performance of European bank exposures, while Industrials benefited from outperformance of a broad range of securities, including transportation and commodities issues.
  Yield curve positioning was hurt by modest exposure to the longer end of the curve, as the curve steepened.
  The Fund does not seek to add value through duration positioning and maintained duration close to the performance benchmark over the period.
Fund Performance
The line graph below shows the change in value of a $10,000 investment made in Class C2 shares of the Fund during the periods shown, compared to that of the Bloomberg U.S. Aggregate Bond Index and Bloomberg One- to Three-Year Government/Credit Index.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class C2 (with contingent deferred sales charge)	6.62%	1.99%	1.80%
Class C2 (without contingent deferred sales charge)	7.62%	1.99%	1.80%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.04)%	1.64%
Bloomberg One- to Three-Year Government/Credit Index	6.25%	1.52%	1.55%
Call 1-800-225-6292 or visit https://www.amundi.com/usinvestors/Resources/Shareholder-Reports for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of August 31, 2024)
Fund net assets	$963,206,614%
Total number of portfolio holdings	783^^
Total advisory fee paid	$2,187,150
Portfolio turnover rate	40%
^^	Excluding short-term investments and all derivative contracts except for options purchased.
PORTFOLIO DIVERSIFICATION
(as of August 31, 2024)*
Corporate Bonds	43.0%
Asset Backed Securities	31.0%
U.S. Government and Agency Obligations	9.7%
Collateralized Mortgage Obligations	8.3%
Commercial Mortgage-Backed Securities	6.9%
Senior Secured Floating Rate Loan Interests	0.6%
Insurance-Linked Securities	0.5%
Common Stock†	0.0%
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
†	Amount rounds to less than 0.1%.
Material Fund Changes
Amundi Asset Management US, Inc. (the “Adviser”), the Fund’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi.  On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).  Victory Capital is headquartered in San Antonio, Texas.  The closing of the Transaction is subject to certain regulatory approvals and other conditions.  There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Fund’s current investment advisory agreement with the Adviser to terminate.  Under the terms of the Transaction, the Fund’s Board of Trustees will be asked to approve a reorganization of the Fund into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital.  The proposed reorganization of the Fund would be sought in connection with the closing of the Transaction.  If approved by the Board, the proposal to reorganize the Fund will be submitted to the shareholders of the Fund for their approval.  There is no assurance that the Board or the shareholders of the Fund will approve the proposal to reorganize the Fund.
For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 28, 2024 at https://www.amundi.com/usinvestors/Products/Mutual-Funds or upon request at 1-800-225-6292.
Changes in Accountants
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Fund. There were no disagreements with the Prior Auditor during the two most recent fiscal years and the subsequent interim period through March 25, 2024.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Fund for fiscal periods ending after March 25, 2024.
Availability of Additional Information
You can find additional information about the Fund, including the Fund's prospectus, financial information, holdings and proxy voting information, at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1‑800‑225‑6292.
Important notice to shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-225-6292 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
33969-00-C2-1024

Pioneer Short Term Income Fund
Class K / STIKX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Pioneer Short Term Income Fund (“Fund”) for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1-800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$48	0.46%
How did the Fund perform last year and what affected the Fund performance?
  For the fiscal year ended August 31, 2024, the Fund’s Class K shares at NAV returned 8.30%. For the same period, the Fund’s broad-based benchmark, the Bloomberg U.S. Aggregate Bond Index, returned 7.30%. The performance benchmark, the Bloomberg One- to Three-Year Government/Credit Index, returned 6.25% over the period.
  The Fund invests across a diverse range of credit sectors, including exposures to out-of-benchmark sectors, such as securitized assets.
  Sector allocation drove outperformance relative to the performance benchmark over the year, benefiting from an overweight to credit and underweight to Treasuries. The allocation to securitized credit and the overweight position in financials within corporate credit both performed well relative to the performance benchmark. Security selection also contributed to benchmark-relative performance. Yield curve positioning detracted from benchmark-relative slightly over the period.
  Within securitized credit, an allocation to asset-backed securities (ABS) was a major contributor to sector allocation, as spreads narrowed, with the sector benefiting from its attractive relative value, strong liquidity and improved underwriting within the auto sector. An exposure to non-agency MBS also contributed to benchmark-relative performance, benefiting from strong housing fundamentals and limited new supply. Finally, an allocation to high quality collateralized loan obligations (CLOs) and commercial mortgage-backed securities (CMBS) helped benchmark-relative performance. CLOs benefited from their relative wide spreads compared to other high quality assets. CMBS benefited from the Fund’s focus on multifamily and hotel sectors.
  An overweight to Financials benefited as the sector rallied in 2024 on better than expected earnings.
  Security selection benefited from strong performance within the Financials and Industrials sectors; Financials saw strong performance of European bank exposures, while Industrials benefited from outperformance of a broad range of securities, including transportation and commodities issues.
  Yield curve positioning was hurt by modest exposure to the longer end of the curve, as the curve steepened.
  The Fund does not seek to add value through duration positioning and maintained duration close to the performance benchmark over the period.
Fund Performance
The line graph below shows the change in value of a $5 million investment made in Class K shares of the Fund during the periods shown, compared to that of the Bloomberg U.S. Aggregate Bond Index and Bloomberg One- to Three-Year Government/Credit Index.
GROWTH OF $5 million
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class K	8.30%	2.60%	2.38%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.04)%	1.64%
Bloomberg One- to Three-Year Government/Credit Index	6.25%	1.52%	1.55%
Call 1-800-225-6292 or visit https://www.amundi.com/usinvestors/Resources/Shareholder-Reports for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 31, 2014, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2014, the actual performance of Class K shares is reflected.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of August 31, 2024)
Fund net assets	$963,206,614%
Total number of portfolio holdings	783^^
Total advisory fee paid	$2,187,150
Portfolio turnover rate	40%
^^	Excluding short-term investments and all derivative contracts except for options purchased.
PORTFOLIO DIVERSIFICATION
(as of August 31, 2024)*
Corporate Bonds	43.0%
Asset Backed Securities	31.0%
U.S. Government and Agency Obligations	9.7%
Collateralized Mortgage Obligations	8.3%
Commercial Mortgage-Backed Securities	6.9%
Senior Secured Floating Rate Loan Interests	0.6%
Insurance-Linked Securities	0.5%
Common Stock†	0.0%
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
†	Amount rounds to less than 0.1%.
Material Fund Changes
Amundi Asset Management US, Inc. (the “Adviser”), the Fund’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi.  On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).  Victory Capital is headquartered in San Antonio, Texas.  The closing of the Transaction is subject to certain regulatory approvals and other conditions.  There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Fund’s current investment advisory agreement with the Adviser to terminate.  Under the terms of the Transaction, the Fund’s Board of Trustees will be asked to approve a reorganization of the Fund into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital.  The proposed reorganization of the Fund would be sought in connection with the closing of the Transaction.  If approved by the Board, the proposal to reorganize the Fund will be submitted to the shareholders of the Fund for their approval.  There is no assurance that the Board or the shareholders of the Fund will approve the proposal to reorganize the Fund.
For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 28, 2024 at https://www.amundi.com/usinvestors/Products/Mutual-Funds or upon request at 1-800-225-6292.
Changes in Accountants
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Fund. There were no disagreements with the Prior Auditor during the two most recent fiscal years and the subsequent interim period through March 25, 2024.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Fund for fiscal periods ending after March 25, 2024.
Availability of Additional Information
You can find additional information about the Fund, including the Fund's prospectus, financial information, holdings and proxy voting information, at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1‑800‑225‑6292.
Important notice to shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-225-6292 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
33970-00-K-1024

Pioneer Short Term Income Fund
Class Y / PSHYX
ANNUAL SHAREHOLDER REPORT | August 31, 2024
This annual shareholder report contains important information about Pioneer Short Term Income Fund (“Fund”) for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1-800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$48	0.46%
How did the Fund perform last year and what affected the Fund performance?
  For the fiscal year ended August 31, 2024, the Fund’s Class Y shares at NAV returned 8.30%. For the same period, the Fund’s broad-based benchmark, the Bloomberg U.S. Aggregate Bond Index, returned 7.30%. The performance benchmark, the Bloomberg One- to Three-Year Government/Credit Index, returned 6.25% over the period.
  The Fund invests across a diverse range of credit sectors, including exposures to out-of-benchmark sectors, such as securitized assets.
  Sector allocation drove outperformance relative to the performance benchmark over the year, benefiting from an overweight to credit and underweight to Treasuries. The allocation to securitized credit and the overweight position in financials within corporate credit both performed well relative to the performance benchmark. Security selection also contributed to benchmark-relative performance. Yield curve positioning detracted from benchmark-relative slightly over the period.
  Within securitized credit, an allocation to asset-backed securities (ABS) was a major contributor to sector allocation, as spreads narrowed, with the sector benefiting from its attractive relative value, strong liquidity and improved underwriting within the auto sector. An exposure to non-agency MBS also contributed to benchmark-relative performance, benefiting from strong housing fundamentals and limited new supply. Finally, an allocation to high quality collateralized loan obligations (CLOs) and commercial mortgage-backed securities (CMBS) helped benchmark-relative performance. CLOs benefited from their relative wide spreads compared to other high quality assets. CMBS benefited from the Fund’s focus on multifamily and hotel sectors.
  An overweight to Financials benefited as the sector rallied in 2024 on better than expected earnings.
  Security selection benefited from strong performance within the Financials and Industrials sectors; Financials saw strong performance of European bank exposures, while Industrials benefited from outperformance of a broad range of securities, including transportation and commodities issues.
  Yield curve positioning was hurt by modest exposure to the longer end of the curve, as the curve steepened.
  The Fund does not seek to add value through duration positioning and maintained duration close to the performance benchmark over the period.
Fund Performance
The line graph below shows the change in value of a $5 million investment made in Class Y shares of the Fund during the periods shown, compared to that of the Bloomberg U.S. Aggregate Bond Index and Bloomberg One- to Three-Year Government/Credit Index.
GROWTH OF $5 million
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class Y	8.30%	2.57%	2.32%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.04)%	1.64%
Bloomberg One- to Three-Year Government/Credit Index	6.25%	1.52%	1.55%
Call 1-800-225-6292 or visit https://www.amundi.com/usinvestors/Resources/Shareholder-Reports for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of August 31, 2024)
Fund net assets	$963,206,614%
Total number of portfolio holdings	783^^
Total advisory fee paid	$2,187,150
Portfolio turnover rate	40%
^^	Excluding short-term investments and all derivative contracts except for options purchased.
PORTFOLIO DIVERSIFICATION
(as of August 31, 2024)*
Corporate Bonds	43.0%
Asset Backed Securities	31.0%
U.S. Government and Agency Obligations	9.7%
Collateralized Mortgage Obligations	8.3%
Commercial Mortgage-Backed Securities	6.9%
Senior Secured Floating Rate Loan Interests	0.6%
Insurance-Linked Securities	0.5%
Common Stock†	0.0%
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
†	Amount rounds to less than 0.1%.
Material Fund Changes
Amundi Asset Management US, Inc. (the “Adviser”), the Fund’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi.  On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”).  Victory Capital is headquartered in San Antonio, Texas.  The closing of the Transaction is subject to certain regulatory approvals and other conditions.  There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Fund’s current investment advisory agreement with the Adviser to terminate.  Under the terms of the Transaction, the Fund’s Board of Trustees will be asked to approve a reorganization of the Fund into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital.  The proposed reorganization of the Fund would be sought in connection with the closing of the Transaction.  If approved by the Board, the proposal to reorganize the Fund will be submitted to the shareholders of the Fund for their approval.  There is no assurance that the Board or the shareholders of the Fund will approve the proposal to reorganize the Fund.
For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 28, 2024 at https://www.amundi.com/usinvestors/Products/Mutual-Funds or upon request at 1-800-225-6292.
Changes in Accountants
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Fund. There were no disagreements with the Prior Auditor during the two most recent fiscal years and the subsequent interim period through March 25, 2024.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Fund for fiscal periods ending after March 25, 2024.
Availability of Additional Information
You can find additional information about the Fund, including the Fund's prospectus, financial information, holdings and proxy voting information, at https://www.amundi.com/usinvestors/Resources/Shareholder-Reports. You can also request this information by contacting us at 1‑800‑225‑6292.
Important notice to shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-225-6292 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
33971-00-Y-1024

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 19(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 19(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 19(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	(1)	Disclose that the registrant’s Board of Trustees has determined that the registrant either:

	(i)	Has at least one audit committee financial expert serving on its audit committee; or

	(ii)	Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund were $47,600 billed by Deloitte & Touche LLP for the year ended August 31, 2024 and $47,582 billed by Ernst & Young LLP for the year ended August 31, 2023.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2024 or 2023.

The audit-related services fees for the Fund were $0 billed by Deloitte & Touche LLP and $430 billed by Ernst & Young for the year ended August 31, 2024 and $2,233 billed by Ernst & Young LLP for the year ended August 31, 2023.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The aggregate non-audit fees for the Fund were billed by Deloitte & Touche LLP for tax services of $17,100 and $17,080 by Ernst & Young LLP for during the fiscal years ended August 31, 2024 and 2023, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2024 or 2023.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds

•  Accounting research assistance

•  SEC consultation, registration statements, and reporting

•  Tax accrual related matters

•  Implementation of new accounting standards

•  Compliance letters (e.g. rating agency letters)

•  Regulatory reviews and assistance regarding financial matters

•  Semi-annual reviews (if requested)

•  Comfort letters for closed end offerings

II. AUDIT-RELATED SERVICES

Services which are not prohibited under Rule

210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)

• AICPA attest and agreed-upon procedures • Technology control assessments • Financial reporting control assessments • Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

• A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

•  Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
III. TAX SERVICES

Services which are not prohibited by the Rule,

if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.

• Tax planning and support • Tax controversy assistance • Tax compliance, tax returns, excise tax returns and support • Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
IV. OTHER SERVICES A. SYNERGISTIC, UNIQUE QUALIFICATIONS

Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.

• Business Risk Management support • Other control and regulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.

1. Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2. Financial information systems design and implementation*

3. Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4. Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5. Internal audit outsourcing services*

6. Management functions or human resources

7. Broker or dealer, investment advisor, or investment banking services

8. Legal services and expert services unrelated to the audit

9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust’s audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended August 31, 2024 and 2023, there were no services provided to an affiliate that required the Trust’s audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund were billed by Deloitte & Touche LLP for tax services of $17,100 and $17,080 by Ernst & Young LLP for during the fiscal years ended August 31, 2024 and 2023, respectively.

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

N/A

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

N/A

(2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

N/A

(3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant; N/A

(4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant;

N/A

(5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 7

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Pioneer Short Term Income Fund
Annual Report  |  August 31, 2024

A: STABX	C: PSHCX	C2: STIIX	K: STIKX	Y: PSHYX

visit us: www.amundi.com/us

Pioneer Short Term Income Fund | Annual Report | 8/31/241

Schedule of Investments  |  8/31/24
Principal Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 103.0%
	Senior Secured Floating Rate Loan Interests — 0.5% of Net Assets*(a)
	Advertising Sales — 0.1%
445,466	Lamar Media Corp., Term B Loan, 6.847% (Term SOFR + 150 bps), 2/5/27	$ 445,466
209,504	Outfront Media Capital LLC (Outfront Media Capital Corp.), Extended Term Loan, 6.997% (Term SOFR + 175 bps), 11/18/26	209,870
	Total Advertising Sales	$655,336

	Airlines — 0.0%†
222,442	Air Canada, Term Loan, 7.847% (Term SOFR + 250 bps), 3/21/31	$ 222,860
	Total Airlines	$222,860

	Applications Software — 0.0%†
243,125	RealPage, Inc., First Lien Initial Term Loan, 8.361% (Term SOFR + 300 bps), 4/24/28	$ 233,704
	Total Applications Software	$233,704

	Cable & Satellite Television — 0.0%†
235,662	Virgin Media Bristol LLC, N Facility, 7.951% (Term SOFR + 250 bps), 1/31/28	$ 228,298
	Total Cable & Satellite Television	$228,298

	Chemicals-Specialty — 0.1%
305,309	Element Solutions Inc. (Macdermid, Inc.), Tranche B-2 Term Loan, 7.247% (Term SOFR + 200 bps), 12/18/30	$ 306,699
234,233	Tronox Finance LLC, First Lien Refinancing Term Loan, 8.096% (Term SOFR + 250 bps), 3/10/28	235,082
	Total Chemicals-Specialty	$541,781

	Containers-Paper & Plastic — 0.1%
392,362	Berry Global, Inc., Term AA Loan, 7.316% (Term SOFR + 175 bps), 7/1/29	$ 394,263
146,353	Trident TPI Holdings, Inc., Tranche B-6 Initial Term Loan, 9.332% (Term SOFR + 400 bps), 9/15/28	147,110
	Total Containers-Paper & Plastic	$541,373

	Diagnostic Equipment — 0.0%†
242,500	Curia Global, Inc., First Lien 2021 Term Loan, 9.102% (Term SOFR + 375 bps), 8/30/26	$ 224,616
	Total Diagnostic Equipment	$224,616

The accompanying notes are an integral part of these financial statements.
2Pioneer Short Term Income Fund  | Annual Report | 8/31/24

Principal Amount USD ($)		Value
	Direct Marketing — 0.0%†
38,363	Red Ventures LLC (New Imagitas, Inc.), First Lien Term B-4 Loan, 8.247% (Term SOFR + 300 bps), 3/3/30	$ 38,057
	Total Direct Marketing	$38,057

	Disposable Medical Products — 0.0%†
250,000	Sotera Health Holdings LLC, 2024 Refinancing Term Loan, 8.497% (Term SOFR + 325 bps), 5/30/31	$ 250,156
	Total Disposable Medical Products	$250,156

	Electric-Generation — 0.0%†
130,736	Eastern Power LLC (Eastern Covert Midco LLC), Term Loan, 10.497% (Term SOFR + 525 bps), 4/3/28	$ 131,063
	Total Electric-Generation	$131,063

	Finance-Leasing Company — 0.1%
243,125	Avolon TLB Borrower 1 (US) LLC, Term B-6 Loan, 7.311% (Term SOFR + 200 bps), 6/22/28	$ 244,315
169,412	Delos Aircraft Designated Activity Co., 2023 Term Loan, 7.085% (Term SOFR + 175 bps), 10/31/27	170,873
135,000	Setanta Aircraft Leasing Designated Activity Company, New Loan, 7.085% (Term SOFR + 175 bps), 11/5/28	136,069
	Total Finance-Leasing Company	$551,257

	Hotels & Motels — 0.0%†
247,249	Hilton Domestic Operating Company, Inc., Series B-4 Term Loan, 7.028% (Term SOFR + 175 bps), 11/8/30	$ 247,839
	Total Hotels & Motels	$247,839

	Medical Labs & Testing Services — 0.0%†
238,203	Phoenix Guarantor Inc., First Lien Tranche B-4 Term Loan, 8.497% (Term SOFR + 325 bps), 2/21/31	$ 238,815
	Total Medical Labs & Testing Services	$238,815

	Metal Processors & Fabrication — 0.0%†
130,428	WireCo WorldGroup, Inc., 2023 Refinancing Term Loan, 9.032% (Term SOFR + 375 bps), 11/13/28	$ 131,080
	Total Metal Processors & Fabrication	$131,080

	Physical Therapy & Rehabilitation Centers — 0.0%†
242,500	Upstream Newco, Inc., First Lien August 2021 Incremental Term Loan, 9.764% (Term SOFR + 425 bps), 11/20/26	$ 220,372
	Total Physical Therapy & Rehabilitation Centers	$220,372

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/243

Schedule of Investments  |  8/31/24 (continued)
Principal Amount USD ($)		Value
	Retail — 0.0%†
242,664	RVR Dealership Holdings LLC, Term Loan, 9.097% (Term SOFR + 375 bps), 2/8/28	$ 218,761
	Total Retail	$218,761

	Telephone-Integrated — 0.0%†
58,818	Level 3 Financing, Inc., Term B-1, 11.838% (Term SOFR + 656 bps), 4/15/29	$ 59,308
58,818	Level 3 Financing, Inc., Term B-2, 11.838% (Term SOFR + 656 bps), 4/15/30	59,245
	Total Telephone-Integrated	$118,553

	Veterinary Diagnostics — 0.1%
656,352	Elanco Animal Health Inc., Term Loan, 7.192% (Term SOFR + 175 bps), 8/1/27	$ 656,293
	Total Veterinary Diagnostics	$656,293

	Total Senior Secured Floating Rate Loan Interests (Cost $5,510,288)	$5,450,214

Shares
	Common Stock — 0.0% of Net Assets
	Pharmaceuticals — 0.0%†
713(b)	Endo, Inc.	$ 19,251
	Total Pharmaceuticals	$19,251

	Total Common Stock (Cost $50,568)	$19,251

Principal Amount USD ($)
	Asset Backed Securities — 29.0% of Net Assets
61,575(a)	321 Henderson Receivables I LLC, Series 2006-2A, Class A1, 5.651% (1 Month Term SOFR + 31 bps), 6/15/41 (144A)	$ 60,370
47,548(a)	321 Henderson Receivables LLC, Series 2005-1A, Class A1, 5.681% (1 Month Term SOFR + 34 bps), 11/15/40 (144A)	47,178
3,440,000(a)	ABPCI Direct Lending Fund CLO VI Ltd., Series 2019-6A, Class A2R, 7.514% (3 Month Term SOFR + 225 bps), 4/27/34 (144A)	3,443,657
500,000	ACC Auto Trust, Series 2022-A, Class D, 10.07%, 3/15/29 (144A)	490,194
The accompanying notes are an integral part of these financial statements.
4Pioneer Short Term Income Fund  | Annual Report | 8/31/24

Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
345,463	Accelerated LLC, Series 2021-1H, Class C, 2.35%, 10/20/40 (144A)	$ 315,188
1,103,062	ACHM Mortgage Trust, Series 2024-HE1, Class A, 6.55%, 5/25/39 (144A)	1,131,741
69,086	ACHV ABS Trust, Series 2023-2PL, Class B, 6.88%, 5/20/30 (144A)	69,129
1,895,577	ACM Auto Trust, Series 2023-1A, Class C, 8.59%, 1/22/30 (144A)	1,907,822
907,808	ACM Auto Trust, Series 2024-1A, Class A, 7.71%, 1/21/31 (144A)	913,777
1,000,000	ACM Auto Trust, Series 2024-1A, Class B, 11.40%, 1/21/31 (144A)	1,050,268
518,652(a)	ACREC, Ltd., Series 2021-FL1, Class A, 6.603% (1 Month Term SOFR + 126 bps), 10/16/36 (144A)	517,077
57,363	Affirm Asset Securitization Trust, Series 2022-Z1, Class A, 4.55%, 6/15/27 (144A)	57,145
2,000,000	Affirm Asset Securitization Trust, Series 2023-A, Class 1A, 6.61%, 1/18/28 (144A)	2,006,522
475,000	Affirm Asset Securitization Trust, Series 2023-A, Class 1B, 7.18%, 1/18/28 (144A)	477,389
1,140,000	Affirm Asset Securitization Trust, Series 2023-A, Class B, 7.18%, 1/18/28 (144A)	1,145,734
214,924	Affirm Asset Securitization Trust, Series 2023-X1, Class A, 7.11%, 11/15/28 (144A)	215,682
2,420,000	Affirm Asset Securitization Trust, Series 2024-A, Class A, 5.61%, 2/15/29 (144A)	2,442,377
571,836	Affirm Asset Securitization Trust, Series 2024-X1, Class A, 6.27%, 5/15/29 (144A)	572,818
270,970	Ally Bank Auto Credit-Linked Notes Series, Series 2024-A, Class D, 6.315%, 5/17/32 (144A)	274,685
225,809	Ally Bank Auto Credit-Linked Notes Series, Series 2024-A, Class E, 7.917%, 5/17/32 (144A)	229,229
800,000	American Credit Acceptance Receivables Trust, Series 2021-3, Class F, 3.64%, 5/15/28 (144A)	786,120
1,250,000	American Credit Acceptance Receivables Trust, Series 2022-3, Class D, 5.83%, 10/13/28 (144A)	1,253,228
2,210,000	American Credit Acceptance Receivables Trust, Series 2023-4, Class C, 6.99%, 9/12/30 (144A)	2,268,574
2,000,000	American Credit Acceptance Receivables Trust, Series 2024-3, Class D, 6.04%, 7/12/30 (144A)	2,036,361
600,000	Americredit Automobile Receivables Trust, Series 2023-1, Class C, 5.80%, 12/18/28	613,910
1,000,000	Amur Equipment Finance Receivables X LLC, Series 2022-1A, Class E, 5.02%, 12/20/28 (144A)	992,418
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/245

Schedule of Investments  |  8/31/24 (continued)
Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
800,000	Amur Equipment Finance Receivables XI LLC, Series 2022-2A, Class D, 7.25%, 5/21/29 (144A)	$ 823,975
650,000	Amur Equipment Finance Receivables XII LLC, Series 2023-1A, Class D, 7.48%, 7/22/30 (144A)	680,056
1,360,000	Amur Equipment Finance Receivables XIV LLC, Series 2024-2A, Class D, 5.97%, 10/20/31 (144A)	1,379,477
937,938	Aqua Finance Trust, Series 2019-A, Class C, 4.01%, 7/16/40 (144A)	887,479
600,000	Aqua Finance Trust, Series 2020-AA, Class C, 3.97%, 7/17/46 (144A)	565,557
385,732	Aqua Finance Trust, Series 2021-A, Class A, 1.54%, 7/17/46 (144A)	352,562
234,574(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2021-FL1, Class A, 6.421% (1 Month Term SOFR + 108 bps), 12/15/35 (144A)	233,387
2,600,000	Arivo Acceptance Auto Loan Receivables Trust, Series 2021-1A, Class C, 3.77%, 3/15/27 (144A)	2,568,500
1,000,000	Arivo Acceptance Auto Loan Receivables Trust, Series 2021-1A, Class D, 5.83%, 1/18/28 (144A)	982,807
800,000	Arivo Acceptance Auto Loan Receivables Trust, Series 2022-2A, Class C, 9.84%, 3/15/29 (144A)	760,940
1,970,000	Arivo Acceptance Auto Loan Receivables Trust, Series 2024-1A, Class B, 6.87%, 6/17/30 (144A)	2,005,309
1,170,000	Ascent Career Funding Trust, Series 2024-1A, Class A, 6.77%, 10/25/32 (144A)	1,170,036
450,757	Atalaya Equipment Leasing Trust, Series 2021-1A, Class B, 2.08%, 2/15/27 (144A)	449,747
1,050,000	Avid Automobile Receivables Trust, Series 2021-1, Class F, 5.16%, 10/16/28 (144A)	1,010,889
500,000	Avid Automobile Receivables Trust, Series 2023-1, Class C, 7.35%, 12/15/27 (144A)	504,111
1,243,000	Avis Budget Rental Car Funding AESOP LLC, Series 2022-5A, Class C, 6.24%, 4/20/27 (144A)	1,248,958
1,459,644(a)	Bayview Opportunity Master Fund VII LLC, Series 2024-CAR1, Class B, 6.649% (SOFR30A + 130 bps), 12/26/31 (144A)	1,460,554
834,082(a)	Bayview Opportunity Master Fund VII LLC, Series 2024-CAR1, Class D, 7.399% (SOFR30A + 205 bps), 12/26/31 (144A)	836,160
3,213,039(a)	Bayview Opportunity Master Fund VII LLC, Series 2024-EDU1, Class B, 6.949% (SOFR30A + 160 bps), 6/25/47 (144A)	3,213,023
233,308	Bayview Opportunity Master Fund VII Trust, Series 2024-CAR1F, Class A, 6.971%, 7/29/32 (144A)	235,504
The accompanying notes are an integral part of these financial statements.
6Pioneer Short Term Income Fund  | Annual Report | 8/31/24

Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
1,170,000	BHG Securitization Trust, Series 2021-B, Class D, 3.17%, 10/17/34 (144A)	$ 1,049,276
3,490,000	BHG Securitization Trust, Series 2022-C, Class B, 5.93%, 10/17/35 (144A)	3,497,663
1,500,000	BHG Securitization Trust, Series 2023-B, Class B, 7.45%, 12/17/36 (144A)	1,575,436
2,000,000	BHG Securitization Trust, Series 2024-1CON, Class B, 6.49%, 4/17/35 (144A)	2,044,802
620,000	BHG Securitization Trust, Series 2024-1CON, Class C, 6.86%, 4/17/35 (144A)	632,725
471,506	Blackbird Capital II Aircraft Lease, Ltd., Series 2021-1A, Class B, 3.446%, 7/15/46 (144A)	422,880
1,680,889	Blue Bridge Funding LLC, Series 2023-1A, Class A, 7.37%, 11/15/30 (144A)	1,696,937
456,637	BRE Grand Islander Timeshare Issuer LLC, Series 2019-A, Class B, 3.78%, 9/26/33 (144A)	442,014
2,100,000	Brex Commercial Charge Card Master Trust, Series 2024-1, Class A1, 6.05%, 7/15/27 (144A)	2,123,380
500,000(a)	Brightwood Capital MM CLO, Ltd., Series 2020-1A, Class B1R, 9.051% (3 Month Term SOFR + 375 bps), 1/15/31 (144A)	500,459
500,000(a)	Brightwood Capital MM CLO, Ltd., Series 2020-1A, Class C1R, 10.801% (3 Month Term SOFR + 550 bps), 1/15/31 (144A)	499,565
1,000,000(a)	Brightwood Capital MM CLO, Ltd., Series 2020-1A, Class DR, 11.551% (3 Month Term SOFR + 625 bps), 1/15/31 (144A)	998,278
217,500(a)	Brightwood Capital MM CLO, Ltd., Series 2023-1A, Class X, 7.579% (3 Month Term SOFR + 225 bps), 10/15/35 (144A)	217,426
500,000(a)	BSPRT Issuer, Ltd., Series 2021-FL7, Class D, 8.201% (1 Month Term SOFR + 286 bps), 12/15/38 (144A)	481,074
310,905	BXG Receivables Note Trust, Series 2018-A, Class C, 4.44%, 2/2/34 (144A)	306,184
175,551	BXG Receivables Note Trust, Series 2020-A, Class B, 2.49%, 2/28/36 (144A)	164,623
673,101(a)	CAL Receivables LLC, Series 2022-1, Class B, 9.704% (SOFR30A + 435 bps), 10/15/26 (144A)	672,762
274,286(a)	Capital Four US CLO II, Ltd., Series 2022-1A, Class X, 6.582% (3 Month Term SOFR + 130 bps), 1/20/37 (144A)	275,326
1,190,000	CarNow Auto Receivables Trust, Series 2023-2A, Class B, 8.53%, 1/15/27 (144A)	1,203,442
327,262	Carvana Auto Receivables Trust, Series 2022-N1, Class D, 4.13%, 12/11/28 (144A)	321,962
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/247

Schedule of Investments  |  8/31/24 (continued)
Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
2,110,000	Carvana Auto Receivables Trust, Series 2023-N4, Class C, 6.59%, 2/11/30 (144A)	$ 2,182,246
900,000(c)	Cascade Funding Mortgage Trust, Series 2022-HB10, Class M2, 3.25%, 11/25/35 (144A)	858,974
16,475(a)	CDC Mortgage Capital Trust, Series 2002-HE1, Class A, 6.012% (1 Month Term SOFR + 73 bps), 1/25/33	16,406
807,836(a)	Centerstone SBA Trust, Series 2023-1, Class A, 9.35% (PRIME + 85 bps), 12/27/50 (144A)	803,174
506,241(a)	Cerberus Loan Funding XXIV LP, Series 2018-3A, Class A1, 6.963% (3 Month Term SOFR + 166 bps), 7/15/30 (144A)	506,457
750,000(c)	CFMT LLC, Series 2023-HB12, Class M2, 4.25%, 4/25/33 (144A)	710,955
200,000(c)	CFMT LLC, Series 2023-HB12, Class M3, 4.25%, 4/25/33 (144A)	182,590
2,230,000(c)	CFMT LLC, Series 2024-HB13, Class M3, 3.00%, 5/25/34 (144A)	1,888,505
35,784(a)	Chase Funding Trust, Series 2003-3, Class 2A2, 5.932% (1 Month Term SOFR + 65 bps), 4/25/33	35,785
38,222(d)	Chase Funding Trust, Series 2003-6, Class 1A7, 4.857%, 11/25/34	37,542
500,000	Commercial Equipment Finance LLC, Series 2021-A, Class C, 3.55%, 12/15/28 (144A)	490,698
976,077	Commercial Equipment Finance LLC, Series 2024-1A, Class A, 5.97%, 7/16/29 (144A)	984,921
17,628	Commonbond Student Loan Trust, Series 2017-BGS, Class C, 4.44%, 9/25/42 (144A)	15,414
700,000	Continental Finance Credit Card ABS Master Trust, Series 2022-A, Class A, 6.19%, 10/15/30 (144A)	704,479
750,000	Continental Finance Credit Card ABS Master Trust, Series 2022-A, Class C, 9.33%, 10/15/30 (144A)	773,004
121,003(a)	Countrywide Asset-Backed Certificates, Series 2004-SD3, Class A2, 6.492% (1 Month Term SOFR + 66 bps), 9/25/34 (144A)	114,566
768,107	CP EF Asset Securitization II LLC, Series 2023-1A, Class A, 7.48%, 3/15/32 (144A)	778,533
118,344	Credito Real USA Auto Receivables Trust, Series 2021-1A, Class B, 2.87%, 2/16/27 (144A)	117,981
1,083,333	Crockett Partners Equipment Co. IIA LLC, Series 2024-1C, Class A, 6.05%, 1/20/31 (144A)	1,090,174
113,367	Crossroads Asset Trust, Series 2021-A, Class D, 2.52%, 1/20/26 (144A)	112,975
2,050,000	Crossroads Asset Trust, Series 2024-A, Class C, 6.52%, 8/20/30 (144A)	2,059,730
The accompanying notes are an integral part of these financial statements.
8Pioneer Short Term Income Fund  | Annual Report | 8/31/24

Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
1,910,000(a)	Deerpath Capital CLO, Ltd., Series 2021-1A, Class A1R, 7.121% (3 Month Term SOFR + 180 bps), 7/15/36 (144A)	$ 1,908,837
1,000,000	Dext ABS LLC, Series 2023-1, Class B, 6.55%, 3/15/32 (144A)	1,024,262
703,777	Dext ABS LLC, Series 2023-2, Class A2, 6.56%, 5/15/34 (144A)	709,601
176,548	DT Auto Owner Trust, Series 2022-1A, Class C, 2.96%, 11/15/27 (144A)	175,670
1,000,000(a)	Ellington CLO III, Ltd., Series 2018-3A, Class C, 7.794% (3 Month Term SOFR + 251 bps), 7/20/30 (144A)	997,779
327,201(a)	Ellington CLO IV, Ltd., Series 2019-4A, Class CR, 8.313% (3 Month Term SOFR + 301 bps), 4/15/29 (144A)	326,818
1,930,000	Exeter Automobile Receivables Trust, Series 2022-1A, Class E, 5.02%, 10/15/29 (144A)	1,862,203
560,000	Exeter Automobile Receivables Trust, Series 2022-3A, Class C, 5.30%, 9/15/27	559,586
400,000	Exeter Automobile Receivables Trust, Series 2022-3A, Class D, 6.76%, 9/15/28	407,411
2,000,000	Exeter Automobile Receivables Trust, Series 2022-6A, Class D, 8.03%, 4/6/29	2,097,046
895,000	Exeter Automobile Receivables Trust, Series 2022-6A, Class E, 11.61%, 6/17/30 (144A)	994,433
1,100,000	Exeter Automobile Receivables Trust, Series 2023-5A, Class D, 7.13%, 2/15/30	1,152,092
4,710,000	Exeter Automobile Receivables Trust, Series 2024-4A, Class D, 5.81%, 12/16/30	4,785,220
1,662,000	FHF Issuer Trust, Series 2023-2A, Class B, 7.49%, 11/15/29 (144A)	1,751,806
388,000	FHF Issuer Trust, Series 2023-2A, Class C, 7.97%, 12/17/29 (144A)	413,608
1,500,000	FHF Issuer Trust, Series 2024-1A, Class A2, 5.69%, 2/15/30 (144A)	1,513,223
3,300,000	FHF Issuer Trust, Series 2024-1A, Class B, 6.26%, 3/15/30 (144A)	3,390,000
417,839	FHF Trust, Series 2023-1A, Class A2, 6.57%, 6/15/28 (144A)	422,650
1,716,250(c)	FIGRE Trust, Series 2024-HE2, Class A, 6.38%, 5/25/54 (144A)	1,749,492
2,227,519(c)	FIGRE Trust, Series 2024-HE3, Class A, 5.937%, 7/25/54 (144A)	2,257,494
500,000(c)	Finance of America HECM Buyout, Series 2022-HB1, Class M3, 5.084%, 2/25/32 (144A)	490,728
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/249

Schedule of Investments  |  8/31/24 (continued)
Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
925,000	Ford Credit Auto Lease Trust, Series 2023-B, Class C, 6.43%, 4/15/27	$ 949,376
1,000,000(a)	Fortress Credit Opportunities IX CLO, Ltd., Series 2017-9A, Class A1TR, 7.113% (3 Month Term SOFR + 181 bps), 10/15/33 (144A)	1,001,554
1,890(a)	Fortress Credit Opportunities XVII CLO, Ltd., Series 2022-17A, Class A, 6.671% (3 Month Term SOFR + 137 bps), 1/15/30 (144A)	1,890
147,623	Foundation Finance Trust, Series 2021-1A, Class A, 1.27%, 5/15/41 (144A)	136,611
968,951	Foundation Finance Trust, Series 2024-1A, Class A, 5.50%, 12/15/49 (144A)	986,394
1,000,000	Foundation Finance Trust, Series 2024-1A, Class B, 5.95%, 12/15/49 (144A)	1,018,562
1,000,000	Foursight Capital Automobile Receivables Trust, Series 2022-2, Class D, 7.09%, 10/15/29 (144A)	1,016,986
1,000,000	Foursight Capital Automobile Receivables Trust, Series 2024-1, Class D, 6.83%, 3/15/30 (144A)	1,034,170
70,639(a)	Freddie Mac Structured Pass-Through Certificates, Series T-20, Class A7, 5.763% (SOFR30A + 41 bps), 12/25/29	68,637
612,715	Freed ABS Trust, Series 2021-3FP, Class D, 2.37%, 11/20/28 (144A)	602,652
750,000	Genesis Sales Finance Master Trust, Series 2021-AA, Class D, 2.09%, 12/21/26 (144A)	709,187
2,890,000	GLS Auto Receivables Issuer Trust, Series 2022-3A, Class D, 6.42%, 6/15/28 (144A)	2,939,286
750,000	GLS Auto Receivables Issuer Trust, Series 2023-1A, Class D, 7.01%, 1/16/29 (144A)	772,545
2,000,000	GLS Auto Receivables Issuer Trust, Series 2023-4A, Class C, 6.65%, 8/15/29 (144A)	2,058,171
2,670,000	GLS Auto Receivables Issuer Trust, Series 2024-3A, Class D, 5.53%, 2/18/31 (144A)	2,679,715
1,089,000	GLS Auto Select Receivables Trust, Series 2023-1A, Class C, 6.41%, 8/15/29 (144A)	1,128,342
1,000,000	GLS Auto Select Receivables Trust, Series 2023-1A, Class D, 7.93%, 7/15/30 (144A)	1,078,072
1,429,000	GLS Auto Select Receivables Trust, Series 2023-2A, Class C, 7.31%, 1/15/30 (144A)	1,521,256
230,000	GLS Auto Select Receivables Trust, Series 2024-1A, Class C, 5.69%, 3/15/30 (144A)	233,782
1,300,000	GLS Auto Select Receivables Trust, Series 2024-1A, Class D, 6.43%, 1/15/31 (144A)	1,340,656
2,300,000	GLS Auto Select Receivables Trust, Series 2024-2A, Class D, 6.37%, 8/15/31 (144A)	2,370,946
The accompanying notes are an integral part of these financial statements.
10Pioneer Short Term Income Fund  | Annual Report | 8/31/24

Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
2,400,000(a)	Golub Capital Partners CLO 24M-R, Ltd., Series 2015-24A, Class BR, 7.504% (3 Month Term SOFR + 226 bps), 11/5/29 (144A)	$ 2,402,856
1,880,000(a)	Golub Capital Partners CLO 36m, Ltd., Series 2018-36A, Class B, 7.154% (3 Month Term SOFR + 191 bps), 2/5/31 (144A)	1,879,481
1,750,000(a)	Golub Capital Partners Short Duration, Series 2022-1A, Class DR, 9.945% (3 Month Term SOFR + 460 bps), 7/25/33 (144A)	1,767,374
766,131(a)	Gracie Point International Funding, Series 2023-1A, Class A, 7.319% (SOFR90A + 195 bps), 9/1/26 (144A)	771,096
460,000(a)	Gracie Point International Funding, Series 2023-1A, Class C, 8.469% (SOFR90A + 310 bps), 9/1/26 (144A)	464,931
500,000(a)	Gracie Point International Funding, Series 2023-1A, Class D, 9.869% (SOFR90A + 450 bps), 9/1/26 (144A)	506,042
1,027,000(a)	Gracie Point International Funding LLC, Series 2024-1A, Class C, 8.868% (SOFR90A + 350 bps), 3/1/28 (144A)	1,032,525
432,000(a)	Gracie Point International Funding LLC, Series 2024-1A, Class D, 12.518% (SOFR90A + 715 bps), 3/1/28 (144A)	432,574
522,773(a)	Harvest SBA Loan Trust, Series 2023-1, Class A, 8.714% (SOFR30A + 325 bps), 10/25/50 (144A)	522,028
911,074	Hilton Grand Vacations Trust, Series 2024-2A, Class D, 6.91%, 3/25/38 (144A)	932,954
73,002	HIN Timeshare Trust, Series 2020-A, Class D, 5.50%, 10/9/39 (144A)	69,731
1,138,527	HINNT LLC, Series 2024-A, Class A, 5.49%, 3/15/43 (144A)	1,155,068
900,000	HOA Funding LLC - HOA, Series 2021-1A, Class B, 7.432%, 8/20/51 (144A)	687,945
357,577(a)	Huntington Bank Auto Credit-Linked Notes Series, Series 2024-1, Class C, 8.503% (SOFR30A + 315 bps), 5/20/32 (144A)	359,002
500,000(a)	ICG US CLO, Ltd., Series 2016-1A, Class DRR, 12.965% (3 Month Term SOFR + 770 bps), 4/29/34 (144A)	441,891
667,271(a)	JP Morgan Mortgage Trust, Series 2023-HE1, Class A1, 7.103% (SOFR30A + 175 bps), 11/25/53 (144A)	673,692
1,279,900(a)	JP Morgan Mortgage Trust, Series 2023-HE2, Class A1, 7.053% (SOFR30A + 170 bps), 3/25/54 (144A)	1,290,617
893,246(a)	JP Morgan Mortgage Trust, Series 2023-HE3, Class A1, 6.951% (SOFR30A + 160 bps), 5/25/54 (144A)	898,975
2,760,000(a)	Kinetic Advantage Master Owner Trust, Series 2024-1A, Class A, 8.004% (SOFR30A + 265 bps), 11/15/27 (144A)	2,765,108
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2411

Schedule of Investments  |  8/31/24 (continued)
Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
500,000	Kubota Credit Owner Trust, Series 2023-1A, Class A3, 5.02%, 6/15/27 (144A)	$ 501,807
1,092,253	LAD Auto Receivables Trust, Series 2024-1A, Class A2, 5.44%, 11/16/26 (144A)	1,092,299
1,000,000	LAD Auto Receivables Trust, Series 2024-1A, Class D, 6.15%, 6/16/31 (144A)	1,026,156
806,729	Lendbuzz Securitization Trust, Series 2023-3A, Class A2, 7.50%, 12/15/28 (144A)	823,737
1,500,000	Lendbuzz Securitization Trust, Series 2024-2A, Class B, 6.52%, 7/16/29 (144A)	1,540,982
48,653	LendingPoint Asset Securitization Trust, Series 2020-REV1, Class B, 4.494%, 10/15/28 (144A)	48,609
951,445	LFS LLC, Series 2022-A, Class A, 5.25%, 5/15/34 (144A)	939,953
454,069	LFS LLC, Series 2023-A, Class A, 7.173%, 7/15/35 (144A)	455,811
105,022	Libra Solutions LLC, Series 2022-2A, Class B, 8.85%, 10/15/34 (144A)	105,022
209,168	Libra Solutions LLC, Series 2023-1A, Class B, 10.25%, 2/15/35 (144A)	210,214
1,000,000	LL ABS Trust, Series 2022-1A, Class C, 5.88%, 11/15/29 (144A)	995,313
172,596	Lobel Automobile Receivables Trust, Series 2023-1, Class A, 6.97%, 7/15/26 (144A)	172,998
383,313	Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class A, 2.636%, 10/15/46 (144A)	349,122
636,045	Marlette Funding Trust, Series 2021-1A, Class D, 2.47%, 6/16/31 (144A)	625,240
1,000,000	Merchants Fleet Funding LLC, Series 2023-1A, Class E, 10.80%, 5/20/36 (144A)	1,030,779
1,500,000	Mercury Financial Credit Card Master Trust, Series 2023-1A, Class A, 8.04%, 9/20/27 (144A)	1,508,205
2,710,000	Mercury Financial Credit Card Master Trust, Series 2024-2A, Class B, 7.43%, 7/20/29 (144A)	2,743,450
710,000(a)	MidOcean Credit CLO XI, Ltd., Series 2022-11A, Class A1R, 7.009% (3 Month Term SOFR + 173 bps), 10/18/33 (144A)	711,052
1,000,000	Mission Lane Credit Card Master Trust, Series 2023-A, Class C, 10.03%, 7/17/28 (144A)	1,019,545
1,790,000	Mission Lane Credit Card Master Trust, Series 2023-B, Class A, 7.69%, 11/15/28 (144A)	1,814,413
1,540,000(a)	Monroe Capital Mml CLO XII, Ltd., Series 2021-2A, Class A1, 7.108% (3 Month Term SOFR + 176 bps), 9/14/33 (144A)	1,540,924
The accompanying notes are an integral part of these financial statements.
12Pioneer Short Term Income Fund  | Annual Report | 8/31/24

Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
126,515	Mosaic Solar Loan Trust, Series 2019-2A, Class D, 6.18%, 9/20/40 (144A)	$ 122,783
53,184	MVW LLC, Series 2020-1A, Class C, 4.21%, 10/20/37 (144A)	51,761
1,666(c)	New Century Home Equity Loan Trust, Series 2004-A, Class AII9, 5.47%, 8/25/34	2,431
1,300,000(a)	NextGear Floorplan Master Owner Trust, Series 2024-1A, Class A1, 6.254% (SOFR30A + 90 bps), 3/15/29 (144A)	1,305,556
750,000	NMEF Funding LLC, Series 2021-A, Class D, 5.78%, 12/15/27 (144A)	749,764
690,000	NMEF Funding LLC, Series 2023-A, Class C, 8.04%, 6/17/30 (144A)	700,023
1,550,000	NMEF Funding LLC, Series 2024-A, Class C, 6.33%, 12/15/31 (144A)	1,553,769
135,959(a)	NovaStar Mortgage Funding Trust, Series 2003-1, Class A2, 6.172% (1 Month Term SOFR + 89 bps), 5/25/33	132,025
1,500,000	Octane Receivables Trust, Series 2022-1A, Class D, 5.54%, 2/20/29 (144A)	1,499,653
1,610,000	Octane Receivables Trust, Series 2022-2A, Class D, 7.70%, 2/20/30 (144A)	1,681,030
1,000,000	Octane Receivables Trust, Series 2023-1A, Class D, 7.76%, 3/20/30 (144A)	1,052,746
965,000	Octane Receivables Trust, Series 2023-3A, Class D, 7.58%, 9/20/29 (144A)	1,019,218
1,000,000	Octane Receivables Trust, Series 2024-1A, Class D, 6.43%, 10/21/30 (144A)	1,028,204
95,549	Oportun Funding XIV LLC, Series 2021-A, Class C, 3.44%, 3/8/28 (144A)	93,501
1,000,000	Oportun Issuance Trust, Series 2021-C, Class C, 3.61%, 10/8/31 (144A)	975,023
482,859	Oportun Issuance Trust, Series 2024-1A, Class A, 6.334%, 4/8/31 (144A)	483,750
1,160,000	Oportun Issuance Trust, Series 2024-1A, Class B, 6.546%, 4/8/31 (144A)	1,166,159
1,260,000	Oportun Issuance Trust, Series 2024-2, Class B, 5.83%, 2/9/32 (144A)	1,262,347
1,000,000(a)	Owl Rock CLO II, Ltd., Series 2019-2A, Class ALR, 7.094% (3 Month Term SOFR + 181 bps), 4/20/33 (144A)	1,001,093
750,000	Oxford Finance Credit Fund III LP, Series 2024-A, Class A2, 6.675%, 1/14/32 (144A)	759,074
1,683,824	Oxford Finance Funding LLC, Series 2022-1A, Class B, 4.096%, 2/15/30 (144A)	1,624,524
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2413

Schedule of Investments  |  8/31/24 (continued)
Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
419,474	Pagaya AI Debt Trust, Series 2022-5, Class A, 8.096%, 6/17/30 (144A)	$ 423,593
884,398	Pagaya AI Debt Trust, Series 2023-3, Class A, 7.60%, 12/16/30 (144A)	888,970
127,880	Pagaya AI Debt Trust, Series 2023-5, Class A, 7.179%, 4/15/31 (144A)	128,021
2,049,236	Pagaya AI Debt Trust, Series 2023-7, Class B, 7.549%, 7/15/31 (144A)	2,064,032
2,499,375	Pagaya AI Debt Trust, Series 2024-1, Class B, 7.109%, 7/15/31 (144A)	2,531,253
298,575	Pagaya AI Debt Trust, Series 2024-2, Class A, 6.319%, 8/15/31 (144A)	301,035
2,500,000	Pagaya AI Debt Trust, Series 2024-3, Class B, 6.571%, 10/15/31 (144A)	2,518,686
250,000(a)	Palmer Square Loan Funding, Ltd., Series 2022-1A, Class C, 7.901% (3 Month Term SOFR + 260 bps), 4/15/30 (144A)	248,356
750,000	Pawneee Equipment Receivables Series LLC, Series 2021-1, Class D, 2.75%, 7/15/27 (144A)	720,443
750,000	Pawneee Equipment Receivables Series LLC, Series 2021-1, Class E, 5.21%, 5/15/28 (144A)	731,151
2,000,000	PEAC Solutions Receivables LLC, Series 2024-1A, Class C, 6.62%, 1/21/31 (144A)	2,045,271
819,409	PEAR LLC, Series 2022-1, Class A2, 7.25%, 10/15/34 (144A)	830,049
1,064,806	PEAR LLC, Series 2023-1, Class A, 7.42%, 7/15/35 (144A)	1,088,779
1,075,486	PEAR LLC, Series 2024-1, Class A, 6.95%, 2/15/36 (144A)	1,090,059
850,000	Post Road Equipment Finance LLC, Series 2024-1A, Class B, 5.58%, 10/15/30 (144A)	862,464
710,000	Post Road Equipment Finance LLC, Series 2024-1A, Class C, 5.81%, 10/15/30 (144A)	722,970
400,000	Post Road Equipment Finance LLC, Series 2024-1A, Class E, 8.50%, 12/15/31 (144A)	392,984
1,880,000	Prestige Auto Receivables Trust, Series 2023-2A, Class C, 7.12%, 8/15/29 (144A)	1,942,259
1,967,000	Prestige Auto Receivables Trust, Series 2024-1A, Class D, 6.21%, 2/15/30 (144A)	2,015,482
670,000	Purchasing Power Funding LLC, Series 2024-A, Class D, 7.26%, 8/15/28 (144A)	681,877
700,000	Purchasing Power Funding LLC, Series 2024-A, Class E, 10.18%, 8/15/28 (144A)	715,114
2,400,000	Reach Abs Trust, Series 2024-1A, Class B, 6.29%, 2/18/31 (144A)	2,438,100
The accompanying notes are an integral part of these financial statements.
14Pioneer Short Term Income Fund  | Annual Report | 8/31/24

Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
260,127(a)	ReadyCap Lending Small Business Loan Trust, Series 2019-2, Class A, 8.00% (PRIME - 50 bps), 12/27/44 (144A)	$ 259,560
923,172(a)	ReadyCap Lending Small Business Loan Trust, Series 2023-3, Class A, 8.57% (PRIME + 7 bps), 4/25/48 (144A)	928,574
500,000(a)	Regatta IX Funding, Ltd., Series 2017-1A, Class XR, 6.367% (3 Month Term SOFR + 105 bps), 4/17/37 (144A)	500,019
826,926	Research-Driven Pagaya Motor Asset Trust, Series 2023-4A, Class A, 7.54%, 3/25/32 (144A)	838,214
1,000,000(c)	RMF Buyout Issuance Trust, Series 2021-HB1, Class M3, 3.69%, 11/25/31 (144A)	935,138
500,000(c)+	RMF Buyout Issuance Trust, Series 2022-HB1, Class M5, 4.50%, 4/25/32 (144A)	48,000
500,000	SAFCO Auto Receivables Trust, Series 2024-1A, Class C, 6.96%, 1/18/30 (144A)	507,702
1,019,177(c)	Saluda Grade Alternative Mortgage Trust, Series 2023-FIG4, Class A, 6.718%, 11/25/53 (144A)	1,053,564
1,980,000	Santander Bank Auto Credit-Linked Notes, Series 2022-A, Class D, 9.965%, 5/15/32 (144A)	2,048,659
840,000	Santander Bank Auto Credit-Linked Notes, Series 2022-B, Class F, 11.91%, 8/16/32 (144A)	872,745
1,100,000	Santander Bank Auto Credit-Linked Notes, Series 2023-B, Class E, 8.408%, 12/15/33 (144A)	1,114,825
15,639	Santander Bank N.A. - SBCLN, Series 2021-1A, Class C, 3.268%, 12/15/31 (144A)	15,587
575,000	Santander Bank N.A. - SBCLN, Series 2021-1A, Class D, 5.004%, 12/15/31 (144A)	574,000
700,000	Santander Bank N.A. - SBCLN, Series 2021-1A, Class E, 6.171%, 12/15/31 (144A)	698,136
1,000,000	Santander Drive Auto Receivables Trust, Series 2023-1, Class C, 5.09%, 5/15/30	1,004,106
1,000,000	Santander Drive Auto Receivables Trust, Series 2023-6, Class C, 6.40%, 3/17/31	1,046,029
1,120,000	Santander Drive Auto Receivables Trust, Series 2024-2, Class D, 6.28%, 8/15/31	1,161,801
1,980,000	Santander Drive Auto Receivables Trust, Series 2024-4, Class D, 5.32%, 12/15/31	1,986,468
1,424,000	SCF Equipment Leasing LLC, Series 2022-1A, Class E, 5.26%, 7/20/32 (144A)	1,379,953
480,000	SCF Equipment Leasing LLC, Series 2024-1A, Class D, 6.58%, 6/21/33 (144A)	496,605
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2415

Schedule of Investments  |  8/31/24 (continued)
Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
2,670,000(a)	Sound Point CLO V-R, Ltd., Series 2014-1RA, Class B, 7.291% (3 Month Term SOFR + 201 bps), 7/18/31 (144A)	$ 2,665,223
500,000(a)	Sound Point CLO XVI, Ltd., Series 2017-2A, Class D, 9.146% (3 Month Term SOFR + 386 bps), 7/25/30 (144A)	500,625
900,000(a)	STAR Trust, Series 2021-SFR1, Class C, 6.501% (1 Month Term SOFR + 116 bps), 4/17/38 (144A)	883,881
2,230,000(a)	STAR Trust, Series 2021-SFR2, Class C, 7.051% (1 Month Term SOFR + 171 bps), 1/17/39 (144A)	2,205,870
225,216	Stonepeak ABS, Series 2021-1A, Class AA, 2.301%, 2/28/33 (144A)	213,257
12,494	Structured Receivables Finance LLC, Series 2010-B, Class A, 3.73%, 8/15/36 (144A)	12,362
370,000(a)	STWD, Ltd., Series 2021-SIF1, Class D, 9.463% (3 Month Term SOFR + 416 bps), 4/15/32 (144A)	367,581
1,000,000(a)	STWD, Ltd., Series 2021-SIF2A, Class D, 9.151% (3 Month Term SOFR + 385 bps), 1/15/33 (144A)	1,000,969
427,613	Tidewater Auto Receivables Trust, Series 2020-AA, Class D, 2.31%, 3/15/27 (144A)	425,038
1,250,000	Tidewater Auto Receivables Trust, Series 2020-AA, Class E, 3.35%, 7/17/28 (144A)	1,225,783
3,786,345(c)	Towd Point Mortgage Trust, Series 2024-CES1, Class A1A, 5.848%, 1/25/64 (144A)	3,824,973
1,610,000	Trafigura Securitisation Finance Plc, Series 2024-1A, Class B, 7.29%, 11/15/27 (144A)	1,639,684
1,708,510	Tricolor Auto Securitization Trust, Series 2021-1A, Class F, 5.08%, 5/15/28 (144A)	1,702,747
750,000	Tricolor Auto Securitization Trust, Series 2022-1A, Class F, 9.80%, 7/16/29 (144A)	740,192
1,090,000	Tricolor Auto Securitization Trust, Series 2023-1A, Class D, 8.56%, 7/15/27 (144A)	1,107,293
1,000,000	Tricolor Auto Securitization Trust, Series 2024-1A, Class B, 6.53%, 12/15/27 (144A)	1,011,384
820,000	Tricolor Auto Securitization Trust, Series 2024-1A, Class D, 8.61%, 4/17/28 (144A)	842,634
1,000,000	Tricolor Auto Securitization Trust, Series 2024-2A, Class B, 6.57%, 2/15/28 (144A)	1,014,925
990,000	Tricolor Auto Securitization Trust, Series 2024-2A, Class D, 7.61%, 8/15/28 (144A)	1,012,638
2,240,000	Tricon American Homes Trust, Series 2019-SFR1, Class F, 3.745%, 3/17/38 (144A)	2,169,027
850,000	United Auto Credit Securitization Trust, Series 2024-1, Class D, 8.30%, 11/12/29 (144A)	873,025
The accompanying notes are an integral part of these financial statements.
16Pioneer Short Term Income Fund  | Annual Report | 8/31/24

Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
70,490	Upstart Pass-Through Trust, Series 2021-ST4, Class A, 2.00%, 7/20/27 (144A)	$ 68,687
166,734	US Bank NA, Series 2023-1, Class B, 6.789%, 8/25/32 (144A)	168,586
1,090,000(a)	Venture 41 CLO, Ltd., Series 2021-41A, Class A1NR, 6.712% (3 Month Term SOFR + 143 bps), 1/20/34 (144A)	1,089,650
748,805	Verdant Receivables LLC, Series 2023-1A, Class A2, 6.24%, 1/13/31 (144A)	760,673
945,670	Veros Auto Receivables Trust, Series 2021-1, Class C, 3.64%, 8/15/28 (144A)	944,508
830,000	Veros Auto Receivables Trust, Series 2022-1, Class C, 5.03%, 8/16/27 (144A)	822,511
100,000	Veros Auto Receivables Trust, Series 2022-1, Class D, 7.23%, 7/16/29 (144A)	99,362
500,000	Veros Auto Receivables Trust, Series 2023-1, Class C, 8.32%, 11/15/28 (144A)	519,834
1,000,000	Veros Auto Receivables Trust, Series 2024-1, Class D, 9.87%, 5/15/31 (144A)	1,021,809
327,000	VFI ABS LLC, Series 2023-1A, Class C, 9.26%, 12/24/29 (144A)	341,967
1,207,832(d)	Vista Point Securitization Trust, Series 2024-CES1, Class A1, 6.676%, 5/25/54 (144A)	1,224,600
1,500,000	VStrong Auto Receivables Trust, Series 2024-A, Class A3, 5.62%, 12/15/28 (144A)	1,513,459
366,833	Welk Resorts LLC, Series 2019-AA, Class D, 4.03%, 6/15/38 (144A)	354,378
732,307	Westgate Resorts LLC, Series 2023-1A, Class C, 7.49%, 12/20/37 (144A)	742,555
366,153	Westgate Resorts LLC, Series 2023-1A, Class D, 10.14%, 12/20/37 (144A)	375,608
573,452	Westgate Resorts LLC, Series 2024-1A, Class D, 9.26%, 1/20/38 (144A)	578,820
1,400,000	Westlake Automobile Receivables Trust, Series 2021-2A, Class F, 3.66%, 12/15/27 (144A)	1,365,266
1,265,000	Westlake Automobile Receivables Trust, Series 2023-1A, Class D, 6.79%, 11/15/28 (144A)	1,305,410
350,000	Westlake Automobile Receivables Trust, Series 2023-2A, Class D, 7.01%, 11/15/28 (144A)	360,093
498,669(a)	Westlake Automobile Receivables Trust, Series 2023-3A, Class A2B, 6.024% (SOFR30A + 67 bps), 10/15/26 (144A)	499,247
1,000,000	Westlake Automobile Receivables Trust, Series 2023-4A, Class C, 6.64%, 11/15/28 (144A)	1,026,697
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2417

Schedule of Investments  |  8/31/24 (continued)
Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
656,819	Willis Engine Structured Trust VI, Series 2021-A, Class B, 5.438%, 5/15/46 (144A)	$ 602,815
1,600,000	Wingspire Equipment Finance LLC, Series 2024-1A, Class D, 6.31%, 9/20/32 (144A)	1,604,044
816,525(a)	Woodmont Trust, Series 2023-12A, Class A1A, 7.785% (3 Month Term SOFR + 250 bps), 7/25/31 (144A)	819,901
1,000,000(a)	Z Capital Credit Partners CLO, Ltd., Series 2019-1A, Class BR, 7.548% (3 Month Term SOFR + 226 bps), 7/16/31 (144A)	1,002,849
1,000,000(a)	Z Capital Credit Partners CLO, Ltd., Series 2019-1A, Class DR, 10.548% (3 Month Term SOFR + 526 bps), 7/16/31 (144A)	978,290
990,000(a)	Z Capital Credit Partners CLO, Ltd., Series 2021-1A, Class A2AR, 7.101% (3 Month Term SOFR + 180 bps), 7/15/33 (144A)	991,983
450,000(a)	Zais CLO 13, Ltd., Series 2019-13A, Class A1AR, 6.529% (3 Month Term SOFR + 130 bps), 7/15/32 (144A)	449,863
	Total Asset Backed Securities (Cost $277,086,722)	$279,414,860

	Collateralized Mortgage Obligations—7.8% of Net Assets
4,701(c)	Bear Stearns Mortgage Securities, Inc., Series 1997-6, Class 3B1, 5.24%, 6/25/30	$ 4,724
850,000(a)	Bellemeade Re, Ltd., Series 2021-3A, Class A2, 6.349% (SOFR30A + 100 bps), 9/25/31 (144A)	851,346
500,000(a)	Bellemeade Re, Ltd., Series 2022-1, Class M1C, 9.049% (SOFR30A + 370 bps), 1/26/32 (144A)	511,561
580,000(a)	Bellemeade Re, Ltd., Series 2024-1, Class M1A, 7.738% (SOFR30A + 215 bps), 8/25/34 (144A)	581,390
99,746(c)	BRAVO Residential Funding Trust, Series 2020-NQM1, Class A3, 2.406%, 5/25/60 (144A)	96,056
2,823,573(c)	Cascade Funding Mortgage Trust, Series 2018-RM2, Class D, 4.00%, 10/25/68 (144A)	2,529,463
1,000,000(c)	CFMT LLC, Series 2022-HB8, Class M3, 3.75%, 4/25/25 (144A)	957,465
700,000(c)	CFMT LLC, Series 2024-HB14, Class M1, 3.00%, 6/25/34 (144A)	648,287
510,000(c)	CFMT LLC, Series 2024-HB14, Class M2, 3.00%, 6/25/34 (144A)	459,526
1,140,000(c)	CFMT LLC, Series 2024-HB15, Class M3, 4.00%, 8/25/34 (144A)	1,006,859
1,091,173(a)	Chase Mortgage Finance Corp., Series 2021-CL1, Class M3, 6.899% (SOFR30A + 155 bps), 2/25/50 (144A)	1,021,185
The accompanying notes are an integral part of these financial statements.
18Pioneer Short Term Income Fund  | Annual Report | 8/31/24

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
640,730(c)	CHNGE Mortgage Trust, Series 2022-1, Class A1, 3.007%, 1/25/67 (144A)	$ 602,208
549,319(a)	Connecticut Avenue Securities Trust, Series 2019-HRP1, Class M2, 7.613% (SOFR30A + 226 bps), 11/25/39 (144A)	554,266
643,228(a)	Connecticut Avenue Securities Trust, Series 2019-R06, Class 2B1, 9.213% (SOFR30A + 386 bps), 9/25/39 (144A)	666,367
1,040,000(a)	Connecticut Avenue Securities Trust, Series 2020-SBT1, Class 1M2, 9.113% (SOFR30A + 376 bps), 2/25/40 (144A)	1,101,769
2,130,000(a)	Connecticut Avenue Securities Trust, Series 2020-SBT1, Class 2M2, 9.113% (SOFR30A + 376 bps), 2/25/40 (144A)	2,259,087
330,000(a)	Connecticut Avenue Securities Trust, Series 2022-R01, Class 1M2, 7.249% (SOFR30A + 190 bps), 12/25/41 (144A)	334,519
2,780,000(a)	Connecticut Avenue Securities Trust, Series 2022-R02, Class 2M2, 8.349% (SOFR30A + 300 bps), 1/25/42 (144A)	2,856,357
324,355(a)	Connecticut Avenue Securities Trust, Series 2022-R09, Class 2M1, 7.848% (SOFR30A + 250 bps), 9/25/42 (144A)	330,580
716,257(a)	Connecticut Avenue Securities Trust, Series 2023-R01, Class 1M1, 7.748% (SOFR30A + 240 bps), 12/25/42 (144A)	737,571
77,444(a)	Connecticut Avenue Securities Trust, Series 2023-R02, Class 1M1, 7.649% (SOFR30A + 230 bps), 1/25/43 (144A)	79,597
537,427(a)	Connecticut Avenue Securities Trust, Series 2023-R03, Class 2M1, 7.849% (SOFR30A + 250 bps), 4/25/43 (144A)	547,093
169,055(a)	Connecticut Avenue Securities Trust, Series 2023-R06, Class 1M1, 7.049% (SOFR30A + 170 bps), 7/25/43 (144A)	169,895
400,495(a)	Connecticut Avenue Securities Trust, Series 2024-R01, Class 1M1, 6.399% (SOFR30A + 105 bps), 1/25/44 (144A)	400,745
872,553(a)	Connecticut Avenue Securities Trust, Series 2024-R02, Class 1M1, 6.449% (SOFR30A + 110 bps), 2/25/44 (144A)	873,098
521,889(a)	Connecticut Avenue Securities Trust, Series 2024-R03, Class 2M1, 6.498% (SOFR30A + 115 bps), 3/25/44 (144A)	522,215
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2419

Schedule of Investments  |  8/31/24 (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
490,000(a)	Connecticut Avenue Securities Trust, Series 2024-R03, Class 2M2, 7.298% (SOFR30A + 195 bps), 3/25/44 (144A)	$ 493,428
1,103,117(a)	Connecticut Avenue Securities Trust, Series 2024-R04, Class 1A1, 6.349% (SOFR30A + 100 bps), 5/25/44 (144A)	1,103,812
1,960,820(a)	Connecticut Avenue Securities Trust, Series 2024-R05, Class 2A1, 6.349% (SOFR30A + 100 bps), 7/25/44 (144A)	1,961,428
1,073,490(a)	Connecticut Avenue Securities Trust, Series 2024-R05, Class 2M1, 6.349% (SOFR30A + 100 bps), 7/25/44 (144A)	1,073,822
81,879	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-10, Class 2A1, 7.50%, 5/25/32	85,267
810,000(a)	Eagle Re, Ltd., Series 2021-2, Class M2, 9.599% (SOFR30A + 425 bps), 4/25/34 (144A)	840,936
640,000(a)	Eagle Re, Ltd., Series 2023-1, Class M1A, 7.348% (SOFR30A + 200 bps), 9/26/33 (144A)	643,505
630,000(a)	Eagle Re, Ltd., Series 2023-1, Class M1B, 9.298% (SOFR30A + 395 bps), 9/26/33 (144A)	652,579
1,000,000(c)	Ellington Financial Mortgage Trust, Series 2020-1, Class A3, 3.999%, 5/25/65 (144A)	963,226
21,753(a)	Federal Home Loan Mortgage Corp. REMICs, Series 2439, Class F, 6.468% (SOFR30A + 111 bps), 3/15/32	21,954
36,762(a)	Federal Home Loan Mortgage Corp. REMICs, Series 2470, Class AF, 6.468% (SOFR30A + 111 bps), 3/15/32	37,094
11,401(a)	Federal Home Loan Mortgage Corp. REMICs, Series 2916, Class NF, 5.718% (SOFR30A + 36 bps), 1/15/35	11,314
7,142(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3042, Class PF, 5.718% (SOFR30A + 36 bps), 8/15/35	7,096
3,773(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3102, Class FG, 5.768% (SOFR30A + 41 bps), 1/15/36	3,729
27,839(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3117, Class FE, 5.768% (SOFR30A + 41 bps), 2/15/36	27,462
13,526(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3173, Class FC, 5.888% (SOFR30A + 53 bps), 6/15/36	13,307
The accompanying notes are an integral part of these financial statements.
20Pioneer Short Term Income Fund  | Annual Report | 8/31/24

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
29,078(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3181, Class HF, 5.968% (SOFR30A + 61 bps), 7/15/36	$ 28,808
27,249(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3239, Class EF, 5.818% (SOFR30A + 46 bps), 11/15/36	26,827
12,407(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3239, Class FB, 5.818% (SOFR30A + 46 bps), 11/15/36	12,221
50,872(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3373, Class FB, 6.048% (SOFR30A + 69 bps), 10/15/37	50,502
42,413(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3610, Class FA, 6.168% (SOFR30A + 81 bps), 12/15/39	42,358
11,069(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3868, Class FA, 5.868% (SOFR30A + 51 bps), 5/15/41	10,906
1,575(a)	Federal Home Loan Mortgage Corp. REMICs, Series 3914, Class LF, 5.668% (SOFR30A + 31 bps), 8/15/26	1,574
268,901(c)	Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Series 2019-3, Class M, 4.75%, 10/25/58	260,074
707,031(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2021-DNA5, Class M2, 6.999% (SOFR30A + 165 bps), 1/25/34 (144A)	710,154
2,584,807(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2021-DNA6, Class M2, 6.849% (SOFR30A + 150 bps), 10/25/41 (144A)	2,594,952
193,952(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2021-DNA7, Class M1, 6.199% (SOFR30A + 85 bps), 11/25/41 (144A)	193,592
1,279,608(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2021-HQA2, Class M2, 7.399% (SOFR30A + 205 bps), 12/25/33 (144A)	1,307,104
967,709(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2021-HQA3, Class M1, 6.199% (SOFR30A + 85 bps), 9/25/41 (144A)	969,138
1,340,000(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2021-HQA3, Class M2, 7.449% (SOFR30A + 210 bps), 9/25/41 (144A)	1,349,059
1,146,193(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2021-HQA4, Class M1, 6.299% (SOFR30A + 95 bps), 12/25/41 (144A)	1,140,501
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2421

Schedule of Investments  |  8/31/24 (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
1,326,750(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2022-DNA1, Class M1B, 7.199% (SOFR30A + 185 bps), 1/25/42 (144A)	$ 1,341,676
1,835,000(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2022-DNA1, Class M2, 7.849% (SOFR30A + 250 bps), 1/25/42 (144A)	1,873,098
1,000,000(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2022-DNA2, Class M2, 9.099% (SOFR30A + 375 bps), 2/25/42 (144A)	1,048,043
1,500,000(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2022-DNA3, Class M2, 9.699% (SOFR30A + 435 bps), 4/25/42 (144A)	1,598,953
141,745(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2022-DNA6, Class M1A, 7.499% (SOFR30A + 215 bps), 9/25/42 (144A)	143,150
209,260(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2022-HQA3, Class M1A, 7.649% (SOFR30A + 230 bps), 8/25/42 (144A)	214,202
697,561(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2023-DNA2, Class M1A, 7.448% (SOFR30A + 210 bps), 4/25/43 (144A)	710,376
208,763(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2023-HQA1, Class M1A, 7.349% (SOFR30A + 200 bps), 5/25/43 (144A)	210,966
451,021(a)	Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2023-HQA2, Class M1A, 7.349% (SOFR30A + 200 bps), 6/25/43 (144A)	452,697
16,268(a)	Federal Home Loan Mortgage Corp. STRIPS, Series 237, Class F14, 5.868% (SOFR30A + 51 bps), 5/15/36	16,065
38,301(a)	Federal Home Loan Mortgage Corp. STRIPS, Series 239, Class F30, 5.768% (SOFR30A + 41 bps), 8/15/36	37,791
14,372(a)	Federal Home Loan Mortgage Corp. STRIPS, Series 244, Class F22, 5.818% (SOFR30A + 46 bps), 12/15/36	14,188
1,168,946(a)	Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2017-HRP1, Class M2D, 6.713% (SOFR30A + 136 bps), 12/25/42	1,177,098
121,880(c)	Federal National Mortgage Association Grantor Trust, Series 2004-T2, Class 2A, 4.873%, 7/25/43	122,692
8,806(a)	Federal National Mortgage Association REMICs, Series 2001-72, Class FB, 6.363% (SOFR30A + 101 bps), 12/25/31	8,846
The accompanying notes are an integral part of these financial statements.
22Pioneer Short Term Income Fund  | Annual Report | 8/31/24

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
6,643(a)	Federal National Mortgage Association REMICs, Series 2001-81, Class FL, 6.118% (SOFR30A + 76 bps), 1/18/32	$ 6,635
10,423(a)	Federal National Mortgage Association REMICs, Series 2002-93, Class FH, 5.963% (SOFR30A + 61 bps), 1/25/33	10,393
13,872(a)	Federal National Mortgage Association REMICs, Series 2003-42, Class JF, 5.963% (SOFR30A + 61 bps), 5/25/33	13,776
12,997(a)	Federal National Mortgage Association REMICs, Series 2003-8, Class FJ, 5.813% (SOFR30A + 46 bps), 2/25/33	12,962
19,649(a)	Federal National Mortgage Association REMICs, Series 2004-52, Class FW, 5.863% (SOFR30A + 51 bps), 7/25/34	19,526
24,163(a)	Federal National Mortgage Association REMICs, Series 2005-83, Class KT, 5.763% (SOFR30A + 41 bps), 10/25/35	23,869
19,618(a)	Federal National Mortgage Association REMICs, Series 2005-83, Class LF, 5.773% (SOFR30A + 42 bps), 2/25/35	19,529
27,160(a)	Federal National Mortgage Association REMICs, Series 2006-42, Class CF, 5.913% (SOFR30A + 56 bps), 6/25/36	26,923
5,481(a)	Federal National Mortgage Association REMICs, Series 2006-82, Class F, 6.033% (SOFR30A + 68 bps), 9/25/36	5,444
7,473(a)	Federal National Mortgage Association REMICs, Series 2007-110, Class FA, 6.083% (SOFR30A + 73 bps), 12/25/37	7,413
10,859(a)	Federal National Mortgage Association REMICs, Series 2007-13, Class FA, 5.713% (SOFR30A + 36 bps), 3/25/37	10,577
13,485(a)	Federal National Mortgage Association REMICs, Series 2007-2, Class FT, 5.713% (SOFR30A + 36 bps), 2/25/37	13,165
6,431(a)	Federal National Mortgage Association REMICs, Series 2007-41, Class FA, 5.863% (SOFR30A + 51 bps), 5/25/37	6,334
34,609(a)	Federal National Mortgage Association REMICs, Series 2007-50, Class FN, 5.703% (SOFR30A + 35 bps), 6/25/37	34,037
28,071(a)	Federal National Mortgage Association REMICs, Series 2007-7, Class FJ, 5.663% (SOFR30A + 31 bps), 2/25/37	27,522
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2423

Schedule of Investments  |  8/31/24 (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
10,148(a)	Federal National Mortgage Association REMICs, Series 2007-92, Class OF, 6.033% (SOFR30A + 68 bps), 9/25/37	$ 10,003
22,872(a)	Federal National Mortgage Association REMICs, Series 2008-88, Class FA, 6.683% (SOFR30A + 133 bps), 10/25/38	23,293
129,174(a)	Federal National Mortgage Association Trust, Series 2005-W3, Class 2AF, 5.683% (SOFR30A + 33 bps), 3/25/45	127,964
39,347(c)	Federal National Mortgage Association Trust, Series 2005-W3, Class 3A, 4.523%, 4/25/45	38,077
28,871(c)	Federal National Mortgage Association Trust, Series 2005-W4, Class 3A, 4.595%, 6/25/45	28,308
83,095(a)	Federal National Mortgage Association Whole Loan, Series 2007-W1, Class 1AF1, 5.723% (SOFR30A + 37 bps), 11/25/46	82,294
826,701(d)	GCAT Trust, Series 2022-NQM4, Class A3, 5.73%, 8/25/67 (144A)	827,415
40,749(a)	Government National Mortgage Association, Series 2005-16, Class FA, 5.70% (1 Month Term SOFR + 36 bps), 2/20/35	40,390
40,557(a)	Government National Mortgage Association, Series 2005-3, Class FC, 5.703% (1 Month Term SOFR + 36 bps), 1/16/35	40,311
2,531,572(a)	GS Mortgage-Backed Securities Trust, Series 2024-HE1, Class A1, 6.949% (SOFR30A + 160 bps), 8/25/54 (144A)	2,534,291
455,186(a)	Home Re, Ltd., Series 2019-1, Class M1, 7.113% (SOFR30A + 176 bps), 5/25/29 (144A)	455,982
670,000(a)	Home Re, Ltd., Series 2021-1, Class M2, 8.312% (SOFR30A + 296 bps), 7/25/33 (144A)	675,904
220,348(a)	Home Re, Ltd., Series 2022-1, Class M1A, 8.199% (SOFR30A + 285 bps), 10/25/34 (144A)	221,118
250,000(a)	Home Re, Ltd., Series 2023-1, Class M1A, 7.498% (SOFR30A + 215 bps), 10/25/33 (144A)	250,925
310,000(a)	Home Re, Ltd., Series 2023-1, Class M1B, 9.948% (SOFR30A + 460 bps), 10/25/33 (144A)	323,123
400,000(c)	Imperial Fund Mortgage Trust, Series 2021-NQM2, Class M1, 2.489%, 9/25/56 (144A)	279,366
359,832	IMS Ecuadorian Mortgage Trust, Series 2021-1, Class GA, 3.40%, 8/18/43 (144A)	340,941
16,465(c)	IndyMac INDX Mortgage Loan Trust, Series 2004-AR6, Class 6A1, 5.874%, 10/25/34	15,297
The accompanying notes are an integral part of these financial statements.
24Pioneer Short Term Income Fund  | Annual Report | 8/31/24

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
109,688(a)	JP Morgan Seasoned Mortgage Trust, Series 2014-1, Class AM, 5.892% (1 Month Term SOFR + 61 bps), 5/25/33 (144A)	$ 107,027
620,000(d)	LHOME Mortgage Trust, Series 2024-RTL1, Class A1, 7.017%, 1/25/29 (144A)	628,718
694(c)	Merrill Lynch Mortgage Investors Trust, Series 2003-G, Class A3, 7.375%, 1/25/29	679
59,998(a)	Merrill Lynch Mortgage Investors Trust, Series 2003-H, Class A1, 6.032% (1 Month Term SOFR + 75 bps), 1/25/29	52,869
725,000(d)	MFA Trust, Series 2023-RTL2, Class A1, 8.498%, 11/25/28 (144A)	741,294
610,000(d)	MFA Trust, Series 2024-RTL1, Class A1, 7.093%, 2/25/29 (144A)	615,687
109,844(a)	Oaktown Re V, Ltd., Series 2020-2A, Class M2, 10.712% (SOFR30A + 536 bps), 10/25/30 (144A)	111,295
450,000(c)	Oceanview Mortgage Loan Trust, Series 2020-1, Class A3, 3.285%, 5/28/50 (144A)	382,261
480,000	Ocwen Loan Investment Trust, Series 2024-HB1, Class M2, 3.00%, 2/25/37 (144A)	425,001
2,000,000	Ocwen Loan Investment Trust, Series 2024-HB1, Class M3, 3.00%, 2/25/37 (144A)	1,697,213
626,431(a)	Radnor Re, Ltd., Series 2021-1, Class M2, 8.499% (SOFR30A + 315 bps), 12/27/33 (144A)	637,989
1,820,222(a)	Radnor Re, Ltd., Series 2021-2, Class M1B, 9.049% (SOFR30A + 370 bps), 11/25/31 (144A)	1,863,961
810,000(a)	Radnor Re, Ltd., Series 2023-1, Class M1A, 8.048% (SOFR30A + 270 bps), 7/25/33 (144A)	819,490
457,394(a)	Radnor Re, Ltd., Series 2023-1, Class M1B, 9.698% (SOFR30A + 435 bps), 7/25/33 (144A)	477,092
189,957(a)	RESI Finance LP, Series 2003-CB1, Class B3, 6.891% (1 Month Term SOFR + 156 bps), 6/10/35 (144A)	161,343
615,311(c)	RMF Proprietary Issuance Trust, Series 2019-1, Class A, 2.75%, 10/25/63 (144A)	548,593
3,065,903(c)	Saluda Grade Alternative Mortgage Trust, Series 2024-CES1, Class A1, 6.306%, 3/25/54 (144A)	3,108,826
1,015,000(d)	Saluda Grade Alternative Mortgage Trust, Series 2024-RTL4, Class A1, 7.50%, 2/25/30 (144A)	1,027,785
930,000(d)	Saluda Grade Alternative Mortgage Trust, Series 2024-RTL5, Class A1, 7.762%, 4/25/30 (144A)	944,695
3,336,977(c)	Towd Point Mortgage Trust, Series 2024-CES2, Class A1A, 6.125%, 2/25/64 (144A)	3,382,870
931,191(a)	Triangle Re, Ltd., Series 2021-3, Class M1B, 8.249% (SOFR30A + 290 bps), 2/25/34 (144A)	943,294
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2425

Schedule of Investments  |  8/31/24 (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
1,360,000(a)	Triangle Re, Ltd., Series 2023-1, Class M1A, 8.749% (SOFR30A + 340 bps), 11/25/33 (144A)	$ 1,385,332
2,000,000(c)	Visio Trust, Series 2019-2, Class M1, 3.26%, 11/25/54 (144A)	1,845,588
127,943(c)	Vista Point Securitization Trust, Series 2020-2, Class A3, 2.496%, 4/25/65 (144A)	121,754
	Total Collateralized Mortgage Obligations (Cost $74,780,667)	$74,894,562

	Commercial Mortgage-Backed Securities—6.5% of Net Assets
317,304(a)	ACRES Commercial Realty, Ltd., Series 2021-FL1, Class A, 6.653% (1 Month Term SOFR + 131 bps), 6/15/36 (144A)	$ 315,208
1,604,543(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2021-FL3, Class A, 6.521% (1 Month Term SOFR + 118 bps), 8/15/34 (144A)	1,596,514
1,001,590(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2021-FL4, Class A, 6.801% (1 Month Term SOFR + 146 bps), 11/15/36 (144A)	999,477
1,580,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2021-FL4, Class B, 7.451% (1 Month Term SOFR + 211 bps), 11/15/36 (144A)	1,545,595
1,530,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2022-FL1, Class A, 6.804% (SOFR30A + 145 bps), 1/15/37 (144A)	1,522,974
2,096,956(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2022-FL2, Class A, 7.187% (1 Month Term SOFR + 185 bps), 5/15/37 (144A)	2,096,935
212,629(a)	AREIT Trust, Series 2021-CRE5, Class A, 6.536% (1 Month Term SOFR + 119 bps), 11/17/38 (144A)	211,741
2,400,000(a)	AREIT, Ltd., Series 2024-CRE9, Class A, 7.028% (1 Month Term SOFR + 169 bps), 5/17/41 (144A)	2,401,490
1,970,000(a)	BAMLL Commercial Mortgage Securities Trust, Series 2024-NASH, Class A, 7.337% (1 Month Term SOFR + 200 bps), 5/15/39 (144A)	1,943,156
13,960,000(c)(e)	BAMLL Commercial Mortgage Securities Trust, Series 2024-NASH, Class XCP, 1.386%, 5/15/39 (144A)	132,487
403,017(d)(e)+	Bayview Commercial Asset Trust, Series 2007-2A, Class IO, 0.000%, 7/25/37 (144A)	—
2,030,000(a)	BX Commercial Mortgage Trust, Series 2024-AIRC, Class A, 6.991% (1 Month Term SOFR + 169 bps), 8/15/39 (144A)	2,031,264
The accompanying notes are an integral part of these financial statements.
26Pioneer Short Term Income Fund  | Annual Report | 8/31/24

Principal Amount USD ($)		Value
	Commercial Mortgage-Backed Securities—(continued)
2,000,000(a)	COMM Mortgage Trust, Series 2024-WCL1, Class A, 7.18% (1 Month Term SOFR + 184 bps), 6/15/41 (144A)	$ 1,982,523
841	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C2, Class AMFX, 4.877%, 4/15/37	835
1,800,000(c)	Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class D, 4.095%, 12/10/36 (144A)	1,770,486
495,017(a)	FREMF Mortgage Trust, Series 2018-KF45, Class B, 7.416% (SOFR30A + 206 bps), 3/25/25 (144A)	487,125
2,427,711(a)	FS Rialto, Series 2021-FL3, Class A, 6.703% (1 Month Term SOFR + 136 bps), 11/16/36 (144A)	2,414,611
482,375(a)	FS Rialto Issuer LLC, Series 2022-FL4, Class A, 7.253% (SOFR30A + 190 bps), 1/19/39 (144A)	481,097
2,000,000(a)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE, Class A, 6.704% (1 Month Term SOFR + 136 bps), 12/15/36 (144A)	1,992,669
150,000(a)	GS Mortgage Securities Corp. Trust, Series 2021-IP, Class E, 9.001% (1 Month Term SOFR + 366 bps), 10/15/36 (144A)	146,635
860,000(a)	HILT Commercial Mortgage Trust, Series 2024-ORL, Class A, 6.878% (1 Month Term SOFR + 154 bps), 5/15/37 (144A)	856,240
1,110,000(a)	HILT Commercial Mortgage Trust, Series 2024-ORL, Class B, 7.278% (1 Month Term SOFR + 194 bps), 5/15/37 (144A)	1,103,761
1,188,750(a)	HPLY Trust, Series 2019-HIT, Class B, 6.791% (1 Month Term SOFR + 146 bps), 11/15/36 (144A)	1,181,175
750,000(a)	HPLY Trust, Series 2019-HIT, Class C, 7.041% (1 Month Term SOFR + 171 bps), 11/15/36 (144A)	744,424
950,000(c)	HTL Commercial Mortgage Trust, Series 2024-T53, Class B, 6.774%, 5/10/39 (144A)	966,816
1,275,000(c)	HTL Commercial Mortgage Trust, Series 2024-T53, Class C, 7.324%, 5/10/39 (144A)	1,301,973
1,105,000(c)	HTL Commercial Mortgage Trust, Series 2024-T53, Class D, 8.471%, 5/10/39 (144A)	1,131,825
540,000(a)	HYT Commercial Mortgage Trust, Series 2024-RGCY, Class A, 7.18% (1 Month Term SOFR + 184 bps), 9/15/41 (144A)	538,820
500,000(a)	J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2019-MFP, Class E, 7.544% (1 Month Term SOFR + 221 bps), 7/15/36 (144A)	487,419
1,340,000(a)	J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2021-HTL5, Class B, 6.966% (1 Month Term SOFR + 163 bps), 11/15/38 (144A)	1,323,532
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2427

Schedule of Investments  |  8/31/24 (continued)
Principal Amount USD ($)		Value
	Commercial Mortgage-Backed Securities—(continued)
1,000,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2023-CCDC, Class A, 7.235%, 10/5/40 (144A)	$ 1,064,029
1,574,609(a)	LoanCore Issuer, Ltd., Series 2022-CRE7, Class A, 6.903% (SOFR30A + 155 bps), 1/17/37 (144A)	1,569,729
876,211(a)	MCR Mortgage Trust, Series 2024-HTL, Class A, 7.095% (1 Month Term SOFR + 176 bps), 2/15/37 (144A)	869,648
1,061,812(a)	MCR Mortgage Trust, Series 2024-HTL, Class B, 7.745% (1 Month Term SOFR + 241 bps), 2/15/37 (144A)	1,057,835
1,230,000	MCR Mortgage Trust, Series 2024-TWA, Class D, 7.402%, 6/12/39 (144A)	1,243,160
4,540,000(a)	MF1, Series 2024-FL15, Class A, 7.03% (1 Month Term SOFR + 169 bps), 8/18/41 (144A)	4,532,668
3,067,000(a)	MF1 LLC, Series 2024-FL14, Class A, 7.079% (1 Month Term SOFR + 174 bps), 3/19/39 (144A)	3,066,009
1,753,281(a)	MF1, Ltd., Series 2022-FL8, Class A, 6.686% (1 Month Term SOFR + 135 bps), 2/19/37 (144A)	1,741,627
580,000(a)	Natixis Commercial Mortgage Securities Trust, Series 2019-MILE, Class B, 7.216% (1 Month Term SOFR + 188 bps), 7/15/36 (144A)	488,383
430,000(a)	PFP, Ltd., Series 2024-11, Class A, 7.172% (1 Month Term SOFR + 183 bps), 9/17/39 (144A)	429,610
1,125,000(a)	Ready Capital Mortgage Financing LLC, Series 2021-FL7, Class B, 7.192% (1 Month Term SOFR + 191 bps), 11/25/36 (144A)	1,115,382
875,000(a)	Ready Capital Mortgage Financing LLC, Series 2021-FL7, Class D, 8.342% (1 Month Term SOFR + 306 bps), 11/25/36 (144A)	854,502
862,472(a)	Ready Capital Mortgage Financing LLC, Series 2022-FL8, Class A, 6.998% (SOFR30A + 165 bps), 1/25/37 (144A)	858,914
590,000(a)	Ready Capital Mortgage Financing LLC, Series 2023-FL11, Class B, 8.81% (1 Month Term SOFR + 353 bps), 10/25/39 (144A)	590,694
445,658(c)	Silver Hill Trust, Series 2019-1, Class A1, 3.102%, 11/25/49 (144A)	430,779
1,340,000(c)	THPT Mortgage Trust, Series 2023-THL, Class A, 7.227%, 12/10/34 (144A)	1,372,784
626,947(a)	TRTX Issuer, Ltd., Series 2019-FL3, Class C, 7.553% (1 Month Term SOFR + 221 bps), 10/15/34 (144A)	602,108
1,453,883(a)	TRTX Issuer, Ltd., Series 2022-FL5, Class A, 6.989% (1 Month Term SOFR + 165 bps), 2/15/39 (144A)	1,438,644
534,027(c)	Velocity Commercial Capital Loan Trust, Series 2020-1, Class AFX, 2.61%, 2/25/50 (144A)	487,875
The accompanying notes are an integral part of these financial statements.
28Pioneer Short Term Income Fund  | Annual Report | 8/31/24

Principal Amount USD ($)		Value
	Commercial Mortgage-Backed Securities—(continued)
502,263(c)	Velocity Commercial Capital Loan Trust, Series 2023-1, Class A, 6.47%, 1/25/53 (144A)	$ 507,067
874,248(c)	Velocity Commercial Capital Loan Trust, Series 2024-1, Class A, 6.55%, 1/25/54 (144A)	887,499
1,098,632(c)	Velocity Commercial Capital Loan Trust, Series 2024-2, Class A, 6.58%, 4/25/54 (144A)	1,116,233
1,400,000(a)	Wells Fargo Commercial Mortgage Trust, Series 2017-SMP, Class C, 6.708% (1 Month Term SOFR + 137 bps), 12/15/34 (144A)	745,840
1,103,104(a)(f)	XCALI Mortgage Trust, Series 2019-1, Class A, 9.207% (1 Month Term SOFR + 386 bps), 11/6/23 (144A)	1,076,077
382,129(a)	XCALI Mortgage Trust, Series 2020-1, Class A, 7.857% (1 Month Term SOFR + 251 bps), 2/6/24 (144A)	380,834
187,357(a)	XCALI Mortgage Trust, Series 2020-5, Class A, 8.712% (1 Month Term SOFR + 337 bps), 10/15/23 (144A)	187,047
	Total Commercial Mortgage-Backed Securities (Cost $63,513,014)	$62,423,784

	Corporate Bonds — 40.3% of Net Assets
	Aerospace & Defense — 0.1%
1,000,000	Boeing Co., 6.259%, 5/1/27 (144A)	$ 1,028,785
	Total Aerospace & Defense	$1,028,785

	Agriculture — 0.3%
3,100,000	BAT Capital Corp., 4.70%, 4/2/27	$ 3,109,532
	Total Agriculture	$3,109,532

	Airlines — 0.2%
478,340	Continental Airlines Pass-Through Trust, 4.00%, 10/29/24	$ 476,781
1,108,304	United Airlines Pass-Through Trust, 4.875%, 1/15/26	1,094,548
	Total Airlines	$1,571,329

	Auto Manufacturers — 2.9%
3,600,000	BMW US Capital LLC, 4.60%, 8/13/27 (144A)	$ 3,620,572
950,000	Daimler Truck Finance North America LLC, 5.00%, 1/15/27 (144A)	958,985
1,640,000	Daimler Truck Finance North America LLC, 5.125%, 9/25/27 (144A)	1,667,084
1,600,000	Daimler Truck Finance North America LLC, 5.15%, 1/16/26 (144A)	1,609,542
2,800,000	General Motors Financial Co., Inc., 5.35%, 7/15/27	2,850,377
3,150,000	General Motors Financial Co., Inc., 5.40%, 5/8/27	3,207,663
1,000,000	Hyundai Capital America, 5.25%, 1/8/27 (144A)	1,012,711
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2429

Schedule of Investments  |  8/31/24 (continued)
Principal Amount USD ($)		Value
	Auto Manufacturers — (continued)
1,200,000	Hyundai Capital America, 5.275%, 6/24/27 (144A)	$ 1,219,468
1,000,000	Hyundai Capital America, 5.30%, 3/19/27 (144A)	1,014,684
1,460,000	Hyundai Capital America, 5.50%, 3/30/26 (144A)	1,474,507
550,000	Hyundai Capital Services, Inc., 5.125%, 2/5/27 (144A)	554,832
3,200,000	Mercedes-Benz Finance North America LLC, 4.75%, 8/1/27 (144A)	3,231,077
1,315,000	Toyota Motor Credit Corp., 4.55%, 8/7/26	1,320,062
1,815,000	Volkswagen Group of America Finance LLC, 4.90%, 8/14/26 (144A)	1,818,797
1,000,000	Volkswagen Group of America Finance LLC, 5.40%, 3/20/26 (144A)	1,007,949
1,900,000	Volkswagen Group of America Finance LLC, 5.80%, 9/12/25 (144A)	1,916,979
	Total Auto Manufacturers	$28,485,289

	Banks — 17.4%
2,000,000	ABN AMRO Bank NV, 4.80%, 4/18/26 (144A)	$ 1,989,212
1,300,000(c)	ABN AMRO Bank NV, 6.339% (1 Year CMT Index + 165 bps), 9/18/27 (144A)	1,337,842
2,135,000(a)	Australia & New Zealand Banking Group, Ltd., 6.05% (SOFR + 68 bps), 7/16/27 (144A)	2,136,347
2,050,000	Bank of America Corp., 4.25%, 10/22/26	2,039,417
1,639,000(c)	Bank of America Corp., 5.08% (SOFR + 129 bps), 1/20/27	1,646,019
900,000(c)	Bank of America Corp., 5.933% (SOFR + 134 bps), 9/15/27	923,258
750,000(c)	Bank of New York Mellon, 5.148% (SOFR + 107 bps), 5/22/26	751,415
3,400,000(c)	Bank of New York Mellon Corp., 4.89% (SOFR + 84 bps), 7/21/28	3,437,377
1,800,000(c)	Bank of New York Mellon Corp., 4.947% (SOFR + 103 bps), 4/26/27	1,809,845
3,200,000	Bank of Nova Scotia, 5.40%, 6/4/27	3,282,155
2,000,000	Banque Federative du Credit Mutuel S.A., 5.896%, 7/13/26 (144A)	2,046,348
2,450,000(a)	Banque Federative du Credit Mutuel S.A., 6.435% (SOFR + 107 bps), 2/16/28 (144A)	2,453,942
2,540,000(c)	Barclays Plc, 5.829% (SOFR + 221 bps), 5/9/27	2,575,767
1,600,000(c)	Barclays Plc, 6.496% (SOFR + 188 bps), 9/13/27	1,653,043
2,100,000	BNP Paribas S.A., 4.625%, 3/13/27 (144A)	2,084,102
1,200,000	BPCE S.A., 5.203%, 1/18/27 (144A)	1,215,705
1,600,000(c)	BPCE S.A., 5.975% (SOFR + 210 bps), 1/18/27 (144A)	1,620,105
3,000,000(c)	CaixaBank S.A., 6.684% (SOFR + 208 bps), 9/13/27 (144A)	3,106,969
The accompanying notes are an integral part of these financial statements.
30Pioneer Short Term Income Fund  | Annual Report | 8/31/24

Principal Amount USD ($)		Value
	Banks — (continued)
3,300,000	Canadian Imperial Bank of Commerce, 5.237%, 6/28/27	$ 3,371,610
2,200,000(c)	Citigroup, Inc., 3.887% (3 Month Term SOFR + 182 bps), 1/10/28	2,164,504
2,070,000(c)	Citigroup, Inc., 5.61% (SOFR + 155 bps), 9/29/26	2,084,857
3,250,000(a)	Cooperatieve Rabobank UA, 6.079% (SOFR + 71 bps), 3/5/27	3,257,605
2,000,000(c)	DNB Bank ASA, 5.896% (SOFR + 195 bps), 10/9/26 (144A)	2,018,760
2,300,000	Federation des Caisses Desjardins du Quebec, 4.55%, 8/23/27 (144A)	2,295,370
1,924,000(c)	Federation des Caisses Desjardins du Quebec, 5.278% (SOFR + 109 bps), 1/23/26 (144A)	1,923,884
1,580,000(c)	Fifth Third Bank NA, 5.852% (SOFR + 123 bps), 10/27/25	1,579,918
1,650,000(c)	Goldman Sachs Bank USA/New York NY, 5.283% (SOFR + 78 bps), 3/18/27	1,662,501
1,300,000(c)	Goldman Sachs Bank USA/New York NY, 5.414% (SOFR + 75 bps), 5/21/27	1,314,666
1,260,000(a)	Goldman Sachs Bank USA/New York NY, 6.116% (SOFR + 75 bps), 5/21/27	1,258,408
2,800,000(c)	Goldman Sachs Group, Inc., 5.798% (SOFR + 108 bps), 8/10/26	2,818,294
1,450,000	HSBC Holdings Plc, 4.375%, 11/23/26	1,435,512
1,500,000(c)	HSBC Holdings Plc, 5.21% (SOFR + 261 bps), 8/11/28	1,521,138
2,500,000(c)	ING Groep NV, 6.083% (SOFR + 156 bps), 9/11/27	2,566,743
2,700,000	Intesa Sanpaolo S.p.A., 7.00%, 11/21/25 (144A)	2,760,739
1,300,000(c)	JPMorgan Chase & Co., 3.96% (3 Month Term SOFR + 151 bps), 1/29/27	1,286,229
1,255,000(c)	JPMorgan Chase & Co., 4.979% (SOFR + 93 bps), 7/22/28	1,271,036
500,000(c)	JPMorgan Chase & Co., 5.04% (SOFR + 119 bps), 1/23/28	506,007
2,000,000(c)	JPMorgan Chase & Co., 5.546% (SOFR + 107 bps), 12/15/25	2,000,378
1,520,000(a)	JPMorgan Chase & Co., 6.289% (SOFR + 92 bps), 4/22/28	1,522,624
1,130,000	JPMorgan Chase Bank NA, 5.11%, 12/8/26	1,149,247
1,000,000	KeyBank N.A./Cleveland OH, 4.15%, 8/8/25	990,573
1,500,000	KeyBank NA/Cleveland OH, 4.70%, 1/26/26	1,493,647
1,380,000(c)	Lloyds Banking Group Plc, 5.462% (1 Year CMT Index + 138 bps), 1/5/28	1,402,515
2,030,000(c)	Lloyds Banking Group Plc, 5.985% (1 Year CMT Index + 148 bps), 8/7/27	2,075,462
3,300,000	Macquarie Bank, Ltd., 5.272%, 7/2/27 (144A)	3,384,685
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2431

Schedule of Investments  |  8/31/24 (continued)
Principal Amount USD ($)		Value
	Banks — (continued)
1,340,000	Macquarie Bank, Ltd., 5.391%, 12/7/26 (144A)	$ 1,366,207
2,800,000(c)	Mitsubishi UFJ Financial Group, Inc., 5.017% (1 Year CMT Index + 195 bps), 7/20/28	2,838,145
1,000,000(c)	Mitsubishi UFJ Financial Group, Inc., 5.541% (1 Year CMT Index + 150 bps), 4/17/26	1,001,862
1,100,000	Mizuho Financial Group, Inc., 3.477%, 4/12/26 (144A)	1,079,259
955,000	Mizuho Financial Group, Inc., 4.353%, 10/20/25 (144A)	946,289
3,500,000(a)	Morgan Stanley, 6.39% (SOFR + 102 bps), 4/13/28	3,510,185
1,400,000(c)	Morgan Stanley Bank NA, 4.952% (SOFR + 108 bps), 1/14/28	1,410,835
1,000,000(c)	Morgan Stanley Bank NA, 4.968% (SOFR + 93 bps), 7/14/28	1,012,449
2,780,000(c)	Morgan Stanley Bank NA, 5.504% (SOFR + 87 bps), 5/26/28	2,849,396
1,000,000(a)	Morgan Stanley Bank NA, 6.231% (SOFR + 87 bps), 5/26/28	1,000,000
4,100,000(c)	National Bank of Canada, 5.60% (SOFR + 104 bps), 7/2/27	4,165,040
2,140,000(c)	NatWest Group Plc, 5.847% (1 Year CMT Index + 135 bps), 3/2/27	2,170,980
1,000,000(a)	NatWest Group Plc, 6.615% (SOFR + 125 bps), 3/1/28	1,002,095
2,300,000	NatWest Markets Plc, 5.416%, 5/17/27 (144A)	2,344,897
2,600,000	Nordea Bank Abp, 5.00%, 3/19/27 (144A)	2,644,297
1,610,000(c)	PNC Financial Services Group, Inc., 4.758% (SOFR + 109 bps), 1/26/27	1,607,667
3,700,000(c)	PNC Financial Services Group, Inc., 5.102% (SOFR + 80 bps), 7/23/27	3,731,226
400,000(c)	PNC Financial Services Group, Inc., 5.30% (SOFR + 134 bps), 1/21/28	406,937
2,790,000(c)	Royal Bank of Canada, 5.069% (SOFR + 79 bps), 7/23/27	2,821,739
1,610,000(c)	Santander Holdings USA, Inc., 2.49% (SOFR + 125 bps), 1/6/28	1,510,978
1,560,000(c)	Santander Holdings USA, Inc., 6.124% (SOFR + 123 bps), 5/31/27	1,585,697
1,600,000(c)	Santander UK Group Holdings Plc, 6.833% (SOFR + 275 bps), 11/21/26	1,631,399
2,490,000(a)	Skandinaviska Enskilda Banken AB, 6.259% (SOFR + 89 bps), 3/5/27 (144A)	2,495,254
2,100,000(c)	Standard Chartered Plc, 3.971% (1 Year CMT Index + 165 bps), 3/30/26 (144A)	2,082,045
1,225,000(c)	Standard Chartered Plc, 5.688% (1 Year CMT Index + 105 bps), 5/14/28 (144A)	1,249,581
1,550,000(c)	State Street Corp., 4.53% (SOFR + 102 bps), 2/20/29	1,552,484
The accompanying notes are an integral part of these financial statements.
32Pioneer Short Term Income Fund  | Annual Report | 8/31/24

Principal Amount USD ($)		Value
	Banks — (continued)
1,480,000(c)	State Street Corp., 5.104% (SOFR + 113 bps), 5/18/26	$ 1,482,111
1,560,000(c)	State Street Corp., 5.751% (SOFR + 135 bps), 11/4/26	1,576,704
2,200,000	Sumitomo Mitsui Financial Group, Inc., 5.464%, 1/13/26	2,220,165
1,600,000	Sumitomo Mitsui Trust Bank, Ltd., 5.20%, 3/7/27 (144A)	1,627,209
1,800,000	Swedbank AB, 6.136%, 9/12/26 (144A)	1,849,313
2,100,000	Toronto-Dominion Bank, 5.532%, 7/17/26	2,139,106
600,000(c)	Truist Financial Corp., 4.26% (SOFR + 146 bps), 7/28/26	594,579
1,590,000(c)	Truist Financial Corp., 5.90% (SOFR + 163 bps), 10/28/26	1,605,935
2,800,000(c)	Truist Financial Corp., 6.047% (SOFR + 205 bps), 6/8/27	2,857,669
1,320,000(c)	UBS Group AG, 4.488% (1 Year CMT Index + 155 bps), 5/12/26 (144A)	1,313,275
2,000,000(c)	UBS Group AG, 5.711% (1 Year CMT Index + 155 bps), 1/12/27 (144A)	2,020,545
1,170,000(c)	UniCredit S.p.A., 2.569% (1 Year CMT Index + 230 bps), 9/22/26 (144A)	1,138,142
1,300,000(c)	US Bancorp, 5.727% (SOFR + 143 bps), 10/21/26	1,313,214
3,300,000(c)	US Bancorp, 6.787% (SOFR + 188 bps), 10/26/27	3,449,969
1,440,000(c)	Wells Fargo & Co., 4.54% (SOFR + 156 bps), 8/15/26	1,433,579
1,390,000(a)	Wells Fargo & Co., 6.439% (SOFR + 107 bps), 4/22/28	1,394,765
900,000	Wells Fargo Bank NA, 5.254%, 12/11/26	917,431
1,600,000	Wells Fargo Bank NA, 5.45%, 8/7/26	1,629,513
	Total Banks	$167,805,947

	Building Materials — 0.4%
1,800,000	Owens Corning, 3.40%, 8/15/26	$ 1,760,554
2,370,000	Owens Corning, 5.50%, 6/15/27	2,429,156
	Total Building Materials	$4,189,710

	Chemicals — 0.4%
1,666,000	LYB Finance Co. BV, 8.10%, 3/15/27 (144A)	$ 1,785,411
1,700,000	Westlake Corp., 3.60%, 8/15/26	1,666,257
	Total Chemicals	$3,451,668

	Commercial Services — 0.5%
3,215,000	Element Fleet Management Corp., 5.643%, 3/13/27 (144A)	$ 3,280,153
1,300,000	Element Fleet Management Corp., 6.271%, 6/26/26 (144A)	1,329,637
	Total Commercial Services	$4,609,790

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2433

Schedule of Investments  |  8/31/24 (continued)
Principal Amount USD ($)		Value
	Diversified Financial Services — 5.0%
1,000,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.45%, 10/1/25	$ 994,164
2,300,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.10%, 1/15/27	2,367,772
1,600,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.50%, 7/15/25	1,615,412
1,800,000	Air Lease Corp., 3.375%, 7/1/25	1,774,176
1,600,000	Air Lease Corp., 3.75%, 6/1/26	1,569,794
1,130,000	Air Lease Corp., 5.30%, 6/25/26	1,142,669
2,700,000	Ally Financial, Inc., 4.75%, 6/9/27	2,690,310
1,000,000	Ally Financial, Inc., 5.80%, 5/1/25	1,002,001
2,100,000	Ally Financial, Inc., 7.10%, 11/15/27	2,230,149
3,000,000(c)	American Express Co., 5.043% (SOFR + 93 bps), 7/26/28	3,042,950
1,075,000(c)	American Express Co., 5.389% (SOFR + 97 bps), 7/28/27	1,093,291
3,200,000(c)	American Express Co., 6.338% (SOFR + 133 bps), 10/30/26	3,254,280
1,600,000	Avolon Holdings Funding, Ltd., 4.25%, 4/15/26 (144A)	1,575,186
1,800,000	Avolon Holdings Funding, Ltd., 4.375%, 5/1/26 (144A)	1,773,033
3,365,000	BlackRock Funding, Inc., 4.60%, 7/26/27	3,413,298
1,800,000(c)	Capital One Financial Corp., 4.927% (SOFR + 206 bps), 5/10/28	1,808,841
3,000,000(c)	Capital One Financial Corp., 4.985% (SOFR + 216 bps), 7/24/26	2,993,466
1,100,000(c)	Capital One Financial Corp., 7.149% (SOFR + 244 bps), 10/29/27	1,152,970
2,100,000	Jefferies Financial Group, Inc., 4.85%, 1/15/27	2,104,358
1,490,000	Jefferies Financial Group, Inc., 6.45%, 6/8/27	1,559,397
1,590,000	LPL Holdings, Inc., 5.70%, 5/20/27	1,618,645
2,700,000	Lseg US Fin Corp., 4.875%, 3/28/27 (144A)	2,725,530
3,300,000	Nomura Holdings, Inc., 5.594%, 7/2/27	3,373,078
1,015,000	Nomura Holdings, Inc., 5.709%, 1/9/26	1,024,450
	Total Diversified Financial Services	$47,899,220

	Electric — 2.0%
1,900,000	AEP Texas, Inc., 3.85%, 10/1/25 (144A)	$ 1,878,331
500,000(d)	Algonquin Power & Utilities Corp., 5.365%, 6/15/26	503,580
1,750,000	Ameren Corp., 5.70%, 12/1/26	1,790,185
3,600,000	DTE Energy Co., 4.95%, 7/1/27	3,639,058
500,000	Enel Finance International NV, 4.50%, 6/15/25 (144A)	497,098
1,129,000	Enel Finance International NV, 6.80%, 10/14/25 (144A)	1,154,899
3,100,000	Eversource Energy, 4.75%, 5/15/26	3,101,017
The accompanying notes are an integral part of these financial statements.
34Pioneer Short Term Income Fund  | Annual Report | 8/31/24

Principal Amount USD ($)		Value
	Electric — (continued)
970,000	NextEra Energy Capital Holdings, Inc., 5.749%, 9/1/25	$ 977,986
515,000	NextEra Energy Capital Holdings, Inc., 6.051%, 3/1/25	517,218
3,200,000	Vistra Operations Co. LLC, 3.70%, 1/30/27 (144A)	3,114,012
2,080,000	WEC Energy Group, Inc., 5.60%, 9/12/26	2,121,704
	Total Electric	$19,295,088

	Gas — 0.2%
2,051,000	Brooklyn Union Gas Co., 3.407%, 3/10/26 (144A)	$ 2,003,086
	Total Gas	$2,003,086

	Hand & Machine Tools — 0.2%
1,620,000	Regal Rexnord Corp., 6.05%, 2/15/26	$ 1,640,098
	Total Hand & Machine Tools	$1,640,098

	Healthcare-Products — 0.3%
1,079,000	GE HealthCare Technologies, Inc., 5.60%, 11/15/25	$ 1,087,757
2,000,000	Smith & Nephew Plc, 5.15%, 3/20/27	2,028,594
	Total Healthcare-Products	$3,116,351

	Insurance — 2.5%
1,230,000	Athene Global Funding, 5.349%, 7/9/27 (144A)	$ 1,250,567
1,300,000	Athene Global Funding, 5.516%, 3/25/27 (144A)	1,325,254
1,300,000	Athene Global Funding, 5.684%, 2/23/26 (144A)	1,314,346
2,045,000	CNO Financial Group, Inc., 5.25%, 5/30/25	2,042,011
3,100,000	CNO Global Funding, 5.875%, 6/4/27 (144A)	3,176,329
2,750,000(a)	MassMutual Global Funding II, 6.11% (SOFR + 74 bps), 4/9/27 (144A)	2,747,645
1,900,000	Met Tower Global Funding, 4.85%, 1/16/27 (144A)	1,924,596
1,100,000	Metropolitan Life Global Funding I, 3.45%, 12/18/26 (144A)	1,078,104
2,000,000	Metropolitan Life Global Funding I, 5.05%, 6/11/27 (144A)	2,042,930
2,050,000	New York Life Global Funding, 5.45%, 9/18/26 (144A)	2,092,919
1,000,000	Pricoa Global Funding I, 5.55%, 8/28/26 (144A)	1,021,145
2,400,000	Principal Life Global Funding II, 5.00%, 1/16/27 (144A)	2,431,623
1,470,000	Protective Life Global Funding, 5.209%, 4/14/26 (144A)	1,482,925
	Total Insurance	$23,930,394

	Internet — 0.3%
1,000,000	Expedia Group, Inc., 4.625%, 8/1/27	$ 1,002,843
1,600,000	Expedia Group, Inc., 6.25%, 5/1/25 (144A)	1,605,687
	Total Internet	$2,608,530

The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2435

Schedule of Investments  |  8/31/24 (continued)
Principal Amount USD ($)		Value
	Machinery-Construction & Mining — 0.4%
3,700,000	Caterpillar Financial Services Corp., 4.40%, 10/15/27	$ 3,721,878
	Total Machinery-Construction & Mining	$3,721,878

	Machinery-Diversified — 0.3%
2,600,000	AGCO Corp., 5.45%, 3/21/27	$ 2,639,910
	Total Machinery-Diversified	$2,639,910

	Mining — 0.7%
1,800,000	Anglo American Capital Plc, 4.75%, 4/10/27 (144A)	$ 1,797,726
2,400,000	Glencore Funding LLC, 5.338%, 4/4/27 (144A)	2,440,743
2,500,000	Newmont Corp./Newcrest Finance Pty, Ltd., 5.30%, 3/15/26 (144A)	2,523,053
	Total Mining	$6,761,522

	Office & Business Equipment — 0.2%
1,750,000	CDW LLC/CDW Finance Corp., 2.67%, 12/1/26	$ 1,669,556
	Total Office & Business Equipment	$1,669,556

	Oil & Gas — 0.3%
2,800,000	Diamondback Energy, Inc., 5.20%, 4/18/27	$ 2,847,175
	Total Oil & Gas	$2,847,175

	Pharmaceuticals — 0.3%
2,851,000	CVS Health Corp., 3.625%, 4/1/27	$ 2,790,916
	Total Pharmaceuticals	$2,790,916

	Pipelines — 2.2%
2,300,000	6297782 LLC, 4.911%, 9/1/27 (144A)	$ 2,304,830
2,400,000	Enbridge, Inc., 5.25%, 4/5/27	2,445,093
2,000,000	Energy Transfer LP, 4.75%, 1/15/26	1,995,474
2,100,000	Energy Transfer LP, 6.05%, 12/1/26	2,161,984
1,800,000	MPLX LP, 4.125%, 3/1/27	1,780,193
621,000	Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	621,339
2,700,000	Tennessee Gas Pipeline Co. LLC, 7.00%, 3/15/27	2,840,817
2,000,000	Transcontinental Gas Pipe Line Co. LLC, 7.85%, 2/1/26	2,068,090
3,300,000	Western Midstream Operating LP, 4.65%, 7/1/26	3,283,043
1,600,000	Williams Cos., Inc., 3.75%, 6/15/27	1,566,938
	Total Pipelines	$21,067,801

	REITs — 0.3%
1,700,000	Healthcare Realty Holdings LP, 3.50%, 8/1/26	$ 1,660,920
1,480,000	Weyerhaeuser Co., 4.75%, 5/15/26	1,481,600
	Total REITs	$3,142,520

The accompanying notes are an integral part of these financial statements.
36Pioneer Short Term Income Fund  | Annual Report | 8/31/24

Principal Amount USD ($)		Value
	Retail — 0.5%
3,200,000	Alimentation Couche-Tard, Inc., 3.55%, 7/26/27 (144A)	$ 3,104,045
1,800,000	O'Reilly Automotive, Inc., 5.75%, 11/20/26	1,843,768
	Total Retail	$4,947,813

	Semiconductors — 1.1%
1,800,000	Broadcom Corp./Broadcom Cayman Finance, Ltd., 3.875%, 1/15/27	$ 1,775,249
2,850,000	Broadcom, Inc., 5.05%, 7/12/27	2,893,639
3,300,000	Microchip Technology, Inc., 4.25%, 9/1/25	3,273,838
3,000,000	SK Hynix, Inc., 6.25%, 1/17/26 (144A)	3,050,973
	Total Semiconductors	$10,993,699

	Software — 0.2%
1,677,000	Broadridge Financial Solutions, Inc., 3.40%, 6/27/26	$ 1,638,840
	Total Software	$1,638,840

	Telecommunications — 0.4%
1,186,000	Sprint LLC, 7.625%, 3/1/26	$ 1,222,743
3,000,000	T-Mobile USA, Inc., 3.75%, 4/15/27	2,945,551
	Total Telecommunications	$4,168,294

	Trucking & Leasing — 0.3%
2,000,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.00%, 7/15/25 (144A)	$ 1,980,690
390,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 5.35%, 1/12/27 (144A)	395,393
825,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 5.75%, 5/24/26 (144A)	836,372
	Total Trucking & Leasing	$3,212,455

	Water — 0.4%
3,600,000	Essential Utilities, Inc., 4.80%, 8/15/27	$ 3,624,141
	Total Water	$3,624,141

	Total Corporate Bonds (Cost $383,515,102)	$387,971,337

	Insurance-Linked Securities — 0.4% of Net Assets#
	Event Linked Bonds — 0.4%
	Earthquakes – U.S. & Canada — 0.0%†
250,000(a)	Acorn Re, 7.612%, (3 Month U.S. Treasury Bill + 250 bps), 11/7/24 (144A)	$ 250,000
	Flood – U.S. — 0.0%†
250,000(a)	FloodSmart Re, 16.942%, (3 Month U.S. Treasury Bill + 1,183 bps), 2/25/25 (144A)	$ 244,425
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2437

Schedule of Investments  |  8/31/24 (continued)
Principal Amount USD ($)		Value
	Multiperil – U.S. — 0.2%
250,000(a)	Caelus Re V, 5.612%, (3 Month U.S. Treasury Bill + 50 bps), 6/9/25 (144A)	$ 175,000
250,000(a)	Matterhorn Re, 10.621%, (SOFR + 525 bps), 3/24/25 (144A)	247,325
250,000(a)	Matterhorn Re, 13.121%, (SOFR + 775 bps), 3/24/25 (144A)	246,925
250,000(a)	Residential Re, 11.162%, (3 Month U.S. Treasury Bill + 605 bps), 12/6/25 (144A)	238,925
250,000(a)	Residential Re, 11.402%, (3 Month U.S. Treasury Bill + 629 bps), 12/6/24 (144A)	243,675
250,000(a)	Sanders Re II, 8.112%, (3 Month U.S. Treasury Bill + 300 bps), 4/7/25 (144A)	248,075
250,000(a)	Sanders Re III, 8.522%, (3 Month U.S. Treasury Bill + 341 bps), 4/7/26 (144A)	245,725
		$1,645,650

	Multiperil – U.S. & Canada — 0.0%†
250,000(a)	Mystic Re IV, 11.212%, (3 Month U.S. Treasury Bill + 610 bps), 1/8/25 (144A)	$ 248,125
	Multiperil – U.S. Regional — 0.1%
250,000(a)	Long Point Re IV, 9.362%, (3 Month U.S. Treasury Bill + 425 bps), 6/1/26 (144A)	$ 253,425
153,600(a)	Matterhorn Re, 1.50%, (3 Month U.S. Treasury Bill + 150 bps), 1/8/27 (144A)	127,503
		$380,928

	Windstorm – Florida — 0.0%†
250,000(a)	Integrity Re, 11.942%, (3 Month U.S. Treasury Bill + 683 bps), 6/6/25 (144A)	$ 137,500
	Windstorm – North Carolina — 0.0%†
250,000(a)	Cape Lookout Re, 14.702%, (3 Month U.S. Treasury Bill + 959 bps), 3/28/25 (144A)	$ 249,100
	Windstorm – U.S. — 0.0%†
250,000(a)	Bonanza Re, 10.042%, (3 Month U.S. Treasury Bill + 493 bps), 12/23/24 (144A)	$ 245,600
	Windstorm – U.S. Regional — 0.1%
250,000(a)	Citrus Re, 10.172%, (3 Month U.S. Treasury Bill + 506 bps), 6/7/25 (144A)	$ 252,050
	Total Event Linked Bonds	$3,653,378

The accompanying notes are an integral part of these financial statements.
38Pioneer Short Term Income Fund  | Annual Report | 8/31/24

Face Amount USD ($)		Value
	Reinsurance Sidecars — 0.0%†
	Multiperil – U.S. — 0.0%†
250,000(b)(g)+	Harambee Re 2018, 12/31/24	$ 100
250,000(b)(g)+	Harambee Re 2019, 12/31/24	125
250,000(b)(g)+	Harambee Re 2020, 12/31/24	5,875
		$6,100

	Multiperil – Worldwide — 0.0%†
185,015(b)(g)+	Alturas Re 2022-2, 12/31/27	$ 15,319
128,615(b)(g)+	Lorenz Re 2019, 6/30/25	1,055
500,000(b)(h)+	Merion Re 2021-2, 12/31/24	30,000
363,953(b)(h)+	Merion Re 2022-2, 12/31/27	345,068
257,836(b)(h)+	Sussex Re 2020-1, 12/31/24	335
500,000(b)(g)+	Thopas Re 2020, 12/31/24	100
250,000(g)+	Thopas Re 2021, 12/31/24	2,600
250,000(g)+	Thopas Re 2022, 12/31/27	—
500,000(b)(g)+	Viribus Re 2020, 12/31/24	16,950
250,000(b)(g)+	Viribus Re 2022, 12/31/27	—
		$411,427

	Total Reinsurance Sidecars	$417,527

	Total Insurance-Linked Securities (Cost $4,483,323)	$4,070,905

Principal Amount USD ($)
	U.S. Government and Agency Obligations — 9.1% of Net Assets
7,316	Federal Home Loan Mortgage Corp., 5.000%, 3/1/44	$ 7,470
1,087,733	Federal Home Loan Mortgage Corp., 6.000%, 8/1/53	1,112,241
980(a)	Federal Home Loan Mortgage Corp., 6.375%, (1 Year CMT Index + 225 bps), 11/1/31	1,003
2,293,859	Federal Home Loan Mortgage Corp., 6.500%, 4/1/54	2,375,543
3,570,652	Federal Home Loan Mortgage Corp., 6.500%, 5/1/54	3,688,386
3,056,120	Federal Home Loan Mortgage Corp., 6.500%, 5/1/54	3,157,528
200,000	Federal Home Loan Mortgage Corp., 6.500%, 9/1/54	206,489
135(a)	Federal Home Loan Mortgage Corp., 7.184%, (1 Year CMT Index + 236 bps), 1/1/28	136
9,456(a)	Federal Home Loan Mortgage Corp. REMICs, 6.018%, (SOFR30A + 66 bps), 4/15/27	9,444
73,422(a)	Federal Home Loan Mortgage Corp. REMICs, 5.968%, (SOFR30A + 61 bps), 7/15/31	73,227
14,516(a)	Federal Home Loan Mortgage Corp. REMICs, 5.968%, (SOFR30A + 61 bps), 4/15/28	14,479
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2439

Schedule of Investments  |  8/31/24 (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
31,148(a)	Federal Home Loan Mortgage Corp. REMICs, 6.468%, (SOFR30A + 111 bps), 2/15/32	$ 31,434
47,908(a)	Federal Home Loan Mortgage Corp. REMICs, 6.038%, (SOFR30A + 68 bps), 3/15/32	47,672
10,080(a)	Federal Home Loan Mortgage Corp. REMICs, 5.788%, (SOFR30A + 43 bps), 11/15/36	9,925
58,507(a)	Federal Home Loan Mortgage Corp. REMICs, 5.843%, (SOFR30A + 49 bps), 11/15/37	57,748
37,716(a)	Federal Home Loan Mortgage Corp. REMICs, 5.968%, (SOFR30A + 61 bps), 2/15/41	37,306
51,678(a)	Federal Home Loan Mortgage Corp. REMICs, 5.888%, (SOFR30A + 53 bps), 4/15/41	50,960
21,108(a)	Federal Home Loan Mortgage Corp. REMICs, 6.018%, (SOFR30A + 66 bps), 2/15/42	20,908
22,536	Federal Home Loan Mortgage Corp. REMICs, 3.000%, 12/15/25	22,447
73,143	Federal National Mortgage Association, 3.000%, 3/1/47	66,724
5,408(a)	Federal National Mortgage Association, 5.212%, (ECOFC + 193 bps), 12/1/36	5,344
6,487	Federal National Mortgage Association, 5.500%, 12/1/35	6,631
38,835	Federal National Mortgage Association, 5.500%, 8/1/37	39,932
4,447	Federal National Mortgage Association, 6.000%, 4/1/38	4,666
887,676	Federal National Mortgage Association, 6.000%, 5/1/53	911,000
12,100,000	Federal National Mortgage Association, 6.000%, 9/1/54 (TBA)	12,322,110
33,942	Federal National Mortgage Association, 6.500%, 4/1/29	34,410
894	Federal National Mortgage Association, 6.500%, 7/1/32	921
3,075,704	Federal National Mortgage Association, 6.500%, 12/1/53	3,178,245
2,502,179	Federal National Mortgage Association, 6.500%, 3/1/54	2,576,326
1,564,472	Federal National Mortgage Association, 6.500%, 4/1/54	1,614,700
3,285,713	Federal National Mortgage Association, 6.500%, 6/1/54	3,385,917
20,150,000	Federal National Mortgage Association, 6.500%, 9/1/54 (TBA)	20,747,716
The accompanying notes are an integral part of these financial statements.
40Pioneer Short Term Income Fund  | Annual Report | 8/31/24

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
1,053(a)	Federal National Mortgage Association, 6.838%, (1 Year CMT Index + 246 bps), 4/1/28	$ 1,061
7,904	Federal National Mortgage Association, 7.000%, 1/1/36	8,220
5,232(a)	Federal National Mortgage Association, 7.555%, (1 year FTSE USD IBOR Consumer Cash Fallbacks + 176 bps), 7/1/36	5,346
10,198	Federal National Mortgage Association REMICs, 6.000%, 6/25/29	10,301
44,700(a)	Federal National Mortgage Association REMICs, 5.868%, (SOFR30A + 51 bps), 12/18/32	44,393
31,755(a)	Federal National Mortgage Association REMICs, 5.763%, (SOFR30A + 41 bps), 11/25/27	31,635
8,598(a)	Federal National Mortgage Association REMICs, 5.863%, (SOFR30A + 51 bps), 3/25/34	8,588
19,942(a)	Federal National Mortgage Association REMICs, 5.813%, (SOFR30A + 46 bps), 9/25/36	19,686
12,753(a)	Federal National Mortgage Association REMICs, 5.823%, (SOFR30A + 47 bps), 3/25/37	12,490
48,094(a)	Federal National Mortgage Association REMICs, 5.713%, (SOFR30A + 36 bps), 6/25/37	47,116
39,072(a)	Federal National Mortgage Association REMICs, 6.033%, (SOFR30A + 68 bps), 9/25/37	38,885
39,435(a)	Federal National Mortgage Association REMICs, 6.043%, (SOFR30A + 69 bps), 9/25/37	39,302
31,451(a)	Federal National Mortgage Association REMICs, 5.813%, (SOFR30A + 46 bps), 3/25/37	30,911
27,372(a)	Federal National Mortgage Association REMICs, 6.363%, (SOFR30A + 101 bps), 7/25/38	27,532
1,481	Federal National Mortgage Association REMICs, 3.000%, 4/25/40	1,459
28,813(a)	Government National Mortgage Association, 5.950%, (1 Month Term SOFR + 61 bps), 2/20/38	28,764
45,388(a)	Government National Mortgage Association, 5.750%, (1 Month Term SOFR + 41 bps), 8/20/40	43,824
12,963	Government National Mortgage Association I, 6.000%, 12/15/31	13,542
27,965	Government National Mortgage Association I, 6.000%, 11/15/36	29,262
3,944	Government National Mortgage Association I, 6.500%, 5/15/31	4,093
4,790	Government National Mortgage Association I, 6.500%, 7/15/35	4,936
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2441

Schedule of Investments  |  8/31/24 (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
7,861	Government National Mortgage Association I, 6.500%, 10/15/37	$ 8,079
7,000,000	U.S. Treasury Bonds, 6.375%, 8/15/27	7,514,609
7,000,000	U.S. Treasury Bonds, 6.875%, 8/15/25	7,191,680
3,400,000	U.S. Treasury Notes, 4.625%, 2/28/25	3,397,397
13,000,000	U.S. Treasury Notes, 4.875%, 4/30/26	13,168,086
	Total U.S. Government and Agency Obligations (Cost $87,278,337)	$87,550,185

	SHORT TERM INVESTMENTS — 9.4% of Net Assets
	Repurchase Agreements — 3.2%
13,130,000	Bank of America, 5.33%, dated 8/30/24,
to be purchased on 9/3/24 for $13,137,776,
collateralized by the following:
$1,313,017, Federal Home Loan Mortgage Corporation, 5.19%, 5/1/54,
$755,483, Federal National Mortgage Association,
4.68%, 6/1/30,
	$11,324,102, Government National Mortgage Association, 4.00%-6.50%, 5/20/50-7/20/54	$ 13,130,000
13,130,000	RBC Dominion Securities Inc., 5.32%, dated 8/30/24, to be purchased on 9/3/24 for $13,137,761, collateralized by the following: $1,528,405, Federal National Mortgage Association, 5.50%, 10/1/52, $12,134, U.S. Treasury Bill, 12/12/24, $3,564,002, U.S. Treasury Inflation-Protected Security, 2.13%, 2/15/41, $8,296,004, U.S. Treasury Note, 4.88%, 4/30/26	13,130,000
2,210,000	Toronto-Dominion Bank, 5.31%, dated 8/30/24, to be purchased on 9/3/24 for $2,211,304, collateralized by $2,254,210, U.S. Treasury Note, 0.88%-2.50%, 3/31/27-11/15/30	2,210,000
2,210,000	Toronto-Dominion Bank, 5.32%, dated 8/30/24, to be purchased on 9/3/24 for $2,211,306, collateralized by $2,254,267, U.S. Treasury Inflation-Protected Security, 2.13%, 2/15/54	2,210,000
		$30,680,000

	Commercial Paper — 5.6% of Net Assets
1,300,000(i)	Alimentation Couche-Tard, Inc., 5.447%, 9/4/24	$ 1,299,007
4,500,000(i)	Amphenol Corp., 5.353%, 9/3/24	4,497,337
1,750,000(i)	Autozone, Inc., 5.364%, 9/3/24	1,748,946
2,800,000(i)	Autozone, Inc., 5.364%, 9/4/24	2,797,892
The accompanying notes are an integral part of these financial statements.
42Pioneer Short Term Income Fund  | Annual Report | 8/31/24

Principal Amount USD ($)		Value
	Commercial Paper — (continued)
5,600,000(i)	B.A.T. International Finance Plc, 5.477%, 9/3/24	$ 5,596,624
4,250,000(i)	BP Capital Markets Plc, 5.386%, 9/5/24	4,246,190
4,500,000(i)	CenterPoint Energy Resources, Inc., 0.000%, 9/4/24	4,496,633
4,500,000(i)	Consolidated Edison Company of New York, Inc., 5.381%, 9/9/24	4,493,206
1,500,000(i)	ERP Operating LP, 5.400%, 9/3/24	1,499,096
3,000,000(i)	ERP Operating LP, 5.452%, 9/5/24	2,997,286
250,000(i)	Eversource Energy, 5.493%, 9/3/24	249,850
1,150,000(i)	Eversource Energy, 5.602%, 9/6/24	1,148,788
600,000(i)	Fiserv, Inc., 5.406%, 9/3/24	599,637
3,900,000(i)	Fiserv, Inc., 0.000%, 9/5/24	3,896,458
2,100,000(i)	Mohawk Industries, Inc., 5.386%, 9/4/24	2,098,396
2,250,000(i)	Mohawk Industries, Inc., 5.421%, 9/10/24	2,246,188
2,200,000(i)	Sonoco Products Co., 5.403%, 9/3/24	2,198,649
3,500,000(i)	Targa Resources Corp., 5.804%, 9/3/24	3,497,743
1,000,000(i)	The Sherwin-Williams Company, 5.380%, 9/4/24	999,248
3,500,000(i)	The Sherwin-Williams Company, 5.381%, 9/9/24	3,494,736
	Total Commercial Paper (Cost $54,121,044)	$54,101,910

Shares
	Open-End Fund — 0.6%
5,589,191(j)	Dreyfus Government Cash Management, Institutional Shares, 5.19%	$ 5,589,191
		$5,589,191

	TOTAL SHORT TERM INVESTMENTS (Cost $90,390,235)	$90,371,101

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 103.0% (Cost $986,608,256)	$992,166,199
	OTHER ASSETS AND LIABILITIES — (3.0)%	$(28,959,585)
	net assets — 100.0%	$963,206,614

(TBA)	“To Be Announced” Securities.
bps	Basis Points.
CMT	Constant Maturity Treasury Index.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
IBOR	Interbank Offered Rate.
PRIME	U.S. Federal Funds Rate.
REMICs	Real Estate Mortgage Investment Conduits.
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2443

Schedule of Investments  |  8/31/24 (continued)
SOFR	Secured Overnight Financing Rate.
SOFR30A	Secured Overnight Financing Rate 30 Day Average.
STRIPS	Separate Trading of Registered Interest and Principal of Securities.
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At August 31, 2024, the value of these securities amounted to $539,320,957, or 56.0% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at August 31, 2024.
(b)	Non-income producing security.
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at August 31, 2024.
(d)	Debt obligation initially issued at one coupon which converts to a higher coupon at a speciﬁc date. The rate shown is the rate at August 31, 2024.
(e)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(f)	Security is in default.
(g)	Issued as preference shares.
(h)	Issued as participation notes.
(i)	Rate shown represents yield-to-maturity.
(j)	Rate periodically changes. Rate disclosed is the 7-day yield at August 31, 2024.
*	Senior secured ﬂoating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as SOFR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certiﬁcate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at August 31, 2024.
+	Security is valued using significant unobservable inputs (Level 3).
†	Amount rounds to less than 0.1%.
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Acorn Re	10/25/2021	$250,000	$250,000
Alturas Re 2022-2	1/18/2022	3,894	15,319
Bonanza Re	12/15/2020	250,000	245,600
Caelus Re V	5/4/2018	250,000	175,000
Cape Lookout Re	3/16/2022	250,000	249,100
Citrus Re	4/11/2022	250,000	252,050
FloodSmart Re	2/14/2022	250,000	244,425
Harambee Re 2018	12/19/2017	5,311	100
Harambee Re 2019	12/20/2018	—	125
Harambee Re 2020	2/27/2020	—	5,875
Integrity Re	5/9/2022	250,000	137,500
Long Point Re IV	5/13/2022	250,000	253,425
The accompanying notes are an integral part of these financial statements.
44Pioneer Short Term Income Fund  | Annual Report | 8/31/24

Restricted Securities	Acquisition date	Cost	Value
Lorenz Re 2019	7/10/2019	$19,558	$1,055
Matterhorn Re	1/29/2020	153,600	127,503
Matterhorn Re	3/10/2022	250,000	247,325
Matterhorn Re	3/10/2022	250,000	246,925
Merion Re 2021-2	12/28/2020	136,047	30,000
Merion Re 2022-2	3/1/2022	363,953	345,068
Mystic Re IV	6/9/2021	250,000	248,125
Residential Re	10/30/2020	250,000	243,675
Residential Re	10/28/2021	250,000	238,925
Sanders Re II	11/23/2021	250,000	248,075
Sanders Re III	3/22/2022	250,000	245,725
Sussex Re 2020-1	1/21/2020	—	335
Thopas Re 2020	12/30/2019	—	100
Thopas Re 2021	1/22/2021	—	2,600
Thopas Re 2022	2/15/2022	—	—
Viribus Re 2020	12/30/2019	50,960	16,950
Viribus Re 2022	4/18/2022	—	—
Total Restricted Securities			$4,070,905
% of Net assets			0.4%
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2445

Schedule of Investments  |  8/31/24 (continued)
FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS
Number of Contracts Long	Description	Expiration Date	Notional Amount	Market Value	Unrealized (Depreciation)
1,375	U.S. 2 Year Note (CBT)	12/31/24	$285,691,805	$285,376,955	$(314,850)
Number of Contracts Short	Description	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
200	U.S. 5 Year Note (CBT)	12/31/24	$(21,947,954)	$(21,879,688)	$68,266
40	U.S. 10 Year Note (CBT)	12/19/24	(4,568,335)	(4,542,500)	25,835
20	U.S. 10 Year Ultra Bond (CBT)	12/19/24	(2,365,886)	(2,348,750)	17,136
30	U.S. Long Bond (CBT)	12/19/24	(3,747,812)	(3,693,750)	54,062
			$(32,629,987)	$(32,464,688)	$165,299
TOTAL FUTURES CONTRACTS			$253,061,818	$252,912,267	$(149,551)
CBT	Chicago Board of Trade.
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
Purchases and sales of securities (excluding short-term investments and all derivative contracts except for options purchased) for the year ended August 31, 2024 were as follows:
	Purchases	Sales
Long-Term U.S. Government Securities	$12,972,070	$8,067,563
Other Long-Term Securities	$709,237,169	$227,865,536
At August 31, 2024, the net unrealized appreciation on investments based on cost for federal tax purposes of $988,252,753 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$11,031,524
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(7,118,078)
Net unrealized appreciation	$3,913,446
The accompanying notes are an integral part of these financial statements.
46Pioneer Short Term Income Fund  | Annual Report | 8/31/24

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of August 31, 2024 in valuing the Fund’s investments:
	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate Loan Interests	$—	$5,450,214	$—	$5,450,214
Common Stock	19,251	—	—	19,251
Asset Backed Securities	—	279,366,860	48,000	279,414,860
Collateralized Mortgage Obligations	—	74,894,562	—	74,894,562
Commercial Mortgage-Backed Securities	—	62,423,784	—*	62,423,784
Corporate Bonds	—	387,971,337	—	387,971,337
Insurance-Linked Securities
Reinsurance Sidecars
Multiperil – U.S.	—	—	6,100	6,100
Multiperil – Worldwide	—	—	411,427	411,427
All Other Insurance-Linked Securities	—	3,653,378	—	3,653,378
U.S. Government and Agency Obligations	—	87,550,185	—	87,550,185
Repurchase Agreements	—	30,680,000	—	30,680,000
Commercial Paper	—	54,101,910	—	54,101,910
Open-End Fund	5,589,191	—	—	5,589,191
Total Investments in Securities	$5,608,442	$986,092,230	$465,527	$992,166,199
Other Financial Instruments
Net unrealized depreciation on futures contracts	$(149,551)	$—	$—	$(149,551)
Total Other Financial Instruments	$(149,551)	$—	$—	$(149,551)
*	Securities valued at $0.
Transfers are calculated on the beginning of period values. During the year ended August 31, 2024, two securities valued at $55,625 were transferred from Level 2 to Level 3, due to valuing the securities using unobservable inputs. There were no other transfers in or out of Level 3 during the period.
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2447

Statement of Assets and Liabilities  |  8/31/24
ASSETS:
Investments in unaffiliated issuers, at value (cost $986,608,256)	$992,166,199
Cash	499,535
Futures collateral	4,030,610
Due from broker for futures	154,760
Receivables —
Investment securities sold	206,656
Fund shares sold	7,070,563
Dividends	18,691
Interest	7,018,626
Other assets	63,565
Total assets	$1,011,229,205
LIABILITIES:
Payables —
Investment securities purchased	$42,520,203
Fund shares repurchased	4,369,387
Distributions	619,881
Trustees’ fees	5,886
Due to Adviser	118
Variation margin for futures contracts	154,765
Management fees	36,361
Administrative expenses	16,989
Distribution fees	3,660
Accrued expenses	295,341
Total liabilities	$48,022,591
NET ASSETS:
Paid-in capital	$1,014,423,196
Distributable earnings (loss)	(51,216,582)
Net assets	$963,206,614
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $137,942,283/15,489,857 shares)	$8.91
Class C (based on $11,991,714/1,344,178 shares)	$8.92
Class C2 (based on $1,379,030/154,514 shares)	$8.92
Class K (based on $24,266,268/2,708,187 shares)	$8.96
Class Y (based on $787,627,319/88,274,272 shares)	$8.92
The accompanying notes are an integral part of these financial statements.
48Pioneer Short Term Income Fund  | Annual Report | 8/31/24

Statement of Operations FOR THE YEAR ENDED 8/31/24
INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign taxes withheld $11,387)	$37,950,870
Dividends from unaffiliated issuers	391,496
Total Investment Income		$38,342,366
EXPENSES:
Management fees	$2,187,150
Administrative expenses	171,808
Transfer agent fees
Class A	282,425
Class C	5,542
Class C2	452
Class K	56
Class Y	451,260
Distribution fees
Class A	209,178
Class C	50,900
Class C2	6,641
Shareholder communications expense	27,548
Custodian fees	12,275
Registration fees	160,641
Professional fees	112,367
Printing expense	30,791
Officers’ and Trustees’ fees	30,165
Insurance expense	8,676
Miscellaneous	108,811
Total expenses		$3,856,686
Less fees waived and expenses reimbursed by the Adviser		(531,545)
Net expenses		$3,325,141
Net investment income		$35,017,225
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(702,654)
Futures contracts	1,209,525	$506,871
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$15,707,427
Futures contracts	(282,016)	$15,425,411
Net realized and unrealized gain (loss) on investments		$15,932,282
Net increase in net assets resulting from operations		$50,949,507
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2449

Statements of Changes in Net Assets
	Year Ended 8/31/24	Year Ended 8/31/23
FROM OPERATIONS:
Net investment income (loss)	$35,017,225	$19,223,852
Net realized gain (loss) on investments	506,871	(10,355,347)
Change in net unrealized appreciation (depreciation) on investments	15,425,411	4,597,170
Net increase in net assets resulting from operations	$50,949,507	$13,465,675
DISTRIBUTIONS TO SHAREHOLDERS:
Class A ($0.48 and $0.41 per share, respectively)	$(5,688,239)	$(5,115,507)
Class C ($0.47 and $0.40 per share, respectively)	(538,743)	(484,742)
Class C2 ($0.47 and $0.40 per share, respectively)	(70,586)	(49,466)
Class K ($0.51 and $0.45 per share, respectively)	(1,451,592)	(919,622)
Class Y ($0.51 and $0.44 per share, respectively)	(27,827,602)	(13,504,984)
Total distributions to shareholders	$(35,576,762)	$(20,074,321)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$784,518,619	$258,006,903
Reinvestment of distributions	30,913,613	17,166,271
Cost of shares repurchased	(282,339,574)	(262,430,137)
Net increase in net assets resulting from Fund share transactions	$533,092,658	$12,743,037
Net increase in net assets	$548,465,403	$6,134,391
NET ASSETS:
Beginning of year	$414,741,211	$408,606,820
End of year	$963,206,614	$414,741,211
The accompanying notes are an integral part of these financial statements.
50Pioneer Short Term Income Fund  | Annual Report | 8/31/24

	Year Ended 8/31/24 Shares	Year Ended 8/31/24 Amount	Year Ended 8/31/23 Shares	Year Ended 8/31/23 Amount
Class A
Shares sold	7,800,659	$68,754,987	2,845,569	$24,848,854
Reinvestment of distributions	616,161	5,411,548	558,942	4,866,739
Less shares repurchased	(4,007,731)	(35,180,116)	(6,333,915)	(55,168,852)
Net increase (decrease)	4,409,089	$38,986,419	(2,929,404)	$(25,453,259)
Class C
Shares sold	672,698	$5,933,391	468,887	$4,089,902
Reinvestment of distributions	61,043	537,121	55,287	482,541
Less shares repurchased	(444,413)	(3,906,791)	(829,422)	(7,245,295)
Net increase (decrease)	289,328	$2,563,721	(305,248)	$(2,672,852)
Class C2
Shares sold	60,200	$526,112	30,085	$262,640
Reinvestment of distributions	203	1,778	419	3,661
Less shares repurchased	(42,040)	(369,889)	(32,662)	(284,039)
Net increase (decrease)	18,363	$158,001	(2,158)	$(17,738)
Class K
Shares sold	502,114	$4,439,500	2,634,894	$22,978,431
Reinvestment of distributions	161,081	1,422,979	102,507	899,232
Less shares repurchased	(626,814)	(5,547,562)	(177,965)	(1,558,153)
Net increase	36,381	$314,917	2,559,436	$22,319,510
Class Y
Shares sold	79,988,817	$704,864,629	23,569,664	$205,827,076
Reinvestment of distributions	2,671,853	23,540,187	1,250,933	10,914,098
Less shares repurchased	(26,964,499)	(237,335,216)	(22,718,123)	(198,173,798)
Net increase	55,696,171	$491,069,600	2,102,474	$18,567,376
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2451

Financial Highlights
	Year Ended 8/31/24	Year Ended 8/31/23	Year Ended 8/31/22	Year Ended 8/31/21	Year Ended 8/31/20
Class A
Net asset value, beginning of period	$8.71	$8.85	$9.39	$9.21	$9.52
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.46	$0.39	$0.18	$0.19	$0.23
Net realized and unrealized gain (loss) on investments	0.22	(0.12)	(0.52)	0.20	(0.29)
Net increase (decrease) from investment operations	$0.68	$0.27	$(0.34)	$0.39	$(0.06)
Distributions to shareholders:
Net investment income	$(0.48)	$(0.41)	$(0.20)	$(0.21)	$(0.25)
Total distributions	$(0.48)	$(0.41)	$(0.20)	$(0.21)	$(0.25)
Net increase (decrease) in net asset value	$0.20	$(0.14)	$(0.54)	$0.18	$(0.31)
Net asset value, end of period	$8.91	$8.71	$8.85	$9.39	$9.21
Total return (b)	8.03%	3.17%	(3.65)%	4.25%	(0.61)%
Ratio of net expenses to average net assets	0.83%	0.83%	0.83%	0.81%	0.82%
Ratio of net investment income (loss) to average net assets	5.30%	4.46%	1.97%	1.98%	2.44%
Portfolio turnover rate	40%	54%	68%	43%	113%
Net assets, end of period (in thousands)	$137,942	$96,545	$124,028	$144,818	$146,659
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.93%	0.97%	0.97%	0.85%	0.85%
Net investment income (loss) to average net assets	5.20%	4.32%	1.83%	1.94%	2.41%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
The accompanying notes are an integral part of these financial statements.
52Pioneer Short Term Income Fund  | Annual Report | 8/31/24

	Year Ended 8/31/24	Year Ended 8/31/23	Year Ended 8/31/22	Year Ended 8/31/21	Year Ended 8/31/20
Class C
Net asset value, beginning of period	$8.73	$8.87	$9.41	$9.23	$9.52
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.45	$0.37	$0.16	$0.17	$0.20
Net realized and unrealized gain (loss) on investments	0.21	(0.11)	(0.52)	0.20	(0.26)
Net increase (decrease) from investment operations	$0.66	$0.26	$(0.36)	$0.37	$(0.06)
Distributions to shareholders:
Net investment income	$(0.47)	$(0.40)	$(0.18)	$(0.19)	$(0.23)
Total distributions	$(0.47)	$(0.40)	$(0.18)	$(0.19)	$(0.23)
Net increase (decrease) in net asset value	$0.19	$(0.14)	$(0.54)	$0.18	$(0.29)
Net asset value, end of period	$8.92	$8.73	$8.87	$9.41	$9.23
Total return (b)	7.73%	2.99%	(3.85)%	4.04%	(0.62)%
Ratio of net expenses to average net assets	1.03%	1.01%	1.03%	1.03%	1.04%
Ratio of net investment income (loss) to average net assets	5.11%	4.29%	1.74%	1.77%	2.22%
Portfolio turnover rate	40%	54%	68%	43%	113%
Net assets, end of period (in thousands)	$11,992	$9,211	$12,069	$18,885	$31,557
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.03%	1.06%	1.04%	1.07%	1.06%
Net investment income (loss) to average net assets	5.11%	4.24%	1.73%	1.73%	2.20%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2453

Financial Highlights  (continued)
	Year Ended 8/31/24	Year Ended 8/31/23	Year Ended 8/31/22	Year Ended 8/31/21	Year Ended 8/31/20
Class C2
Net asset value, beginning of period	$8.74	$8.88	$9.42	$9.24	$9.52
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.45	$0.38	$0.16	$0.17	$0.20
Net realized and unrealized gain (loss) on investments	0.20	(0.12)	(0.51)	0.20	(0.25)
Net increase (decrease) from investment operations	$0.65	$0.26	$(0.35)	$0.37	$(0.05)
Distributions to shareholders:
Net investment income	$(0.47)	$(0.40)	$(0.19)	$(0.19)	$(0.23)
Total distributions	$(0.47)	$(0.40)	$(0.19)	$(0.19)	$(0.23)
Net increase (decrease) in net asset value	$0.18	$(0.14)	$(0.54)	$0.18	$(0.28)
Net asset value, end of period	$8.92	$8.74	$8.88	$9.42	$9.24
Total return (b)	7.62%	3.01%	(3.80)%	4.04%	(0.52)%
Ratio of net expenses to average net assets	0.99%	0.97%	1.00%	1.01%	1.03%
Ratio of net investment income (loss) to average net assets	5.15%	4.33%	1.78%	1.78%	2.20%
Portfolio turnover rate	40%	54%	68%	43%	113%
Net assets, end of period (in thousands)	$1,379	$1,189	$1,228	$1,855	$1,436
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.99%	1.03%	1.01%	1.05%	1.05%
Net investment income (loss) to average net assets	5.15%	4.27%	1.77%	1.74%	2.18%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
The accompanying notes are an integral part of these financial statements.
54Pioneer Short Term Income Fund  | Annual Report | 8/31/24

	Year Ended 8/31/24	Year Ended 8/31/23	Year Ended 8/31/22	Year Ended 8/31/21	Year Ended 8/31/20
Class K
Net asset value, beginning of period	$8.77	$8.91	$9.45	$9.27	$9.54
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.50	$0.45	$0.22	$0.22	$0.27
Net realized and unrealized gain (loss) on investments	0.20	(0.14)	(0.52)	0.20	(0.26)
Net increase (decrease) from investment operations	$0.70	$0.31	$(0.30)	$0.42	$0.01
Distributions to shareholders:
Net investment income	$(0.51)	$(0.45)	$(0.24)	$(0.24)	$(0.28)
Total distributions	$(0.51)	$(0.45)	$(0.24)	$(0.24)	$(0.28)
Net increase (decrease) in net asset value	$0.19	$(0.14)	$(0.54)	$0.18	$(0.27)
Net asset value, end of period	$8.96	$8.77	$8.91	$9.45	$9.27
Total return (b)	8.30%	3.56%	(3.26)%	4.62%	0.16%
Ratio of net expenses to average net assets	0.46%	0.45%	0.46%	0.46%	0.46%
Ratio of net investment income (loss) to average net assets	5.68%	5.13%	2.36%	2.36%	2.86%
Portfolio turnover rate	40%	54%	68%	43%	113%
Net assets, end of period (in thousands)	$24,266	$23,424	$1,001	$661	$3,408
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.46%	0.50%	0.49%	0.51%	0.47%
Net investment income (loss) to average net assets	5.68%	5.08%	2.33%	2.31%	2.85%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
The accompanying notes are an integral part of these financial statements.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2455

Financial Highlights  (continued)
	Year Ended 8/31/24	Year Ended 8/31/23	Year Ended 8/31/22	Year Ended 8/31/21	Year Ended 8/31/20
Class Y
Net asset value, beginning of period	$8.73	$8.87	$9.41	$9.23	$9.51
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.50	$0.43	$0.21	$0.22	$0.26
Net realized and unrealized gain (loss) on investments	0.20	(0.13)	(0.52)	0.20	(0.26)
Net increase (decrease) from investment operations	$0.70	$0.30	$(0.31)	$0.42	$(0.00)(b)
Distributions to shareholders:
Net investment income	$(0.51)	$(0.44)	$(0.23)	$(0.24)	$(0.28)
Total distributions	$(0.51)	$(0.44)	$(0.23)	$(0.24)	$(0.28)
Net increase (decrease) in net asset value	$0.19	$(0.14)	$(0.54)	$0.18	$(0.28)
Net asset value, end of period	$8.92	$8.73	$8.87	$9.41	$9.23
Total return (c)	8.30%	3.55%	(3.29)%	4.63%	0.05%
Ratio of net expenses to average net assets	0.46%	0.46%	0.46%	0.46%	0.46%
Ratio of net investment income (loss) to average net assets	5.68%	4.87%	2.34%	2.33%	2.80%
Portfolio turnover rate	40%	54%	68%	43%	113%
Net assets, end of period (in thousands)	$787,627	$284,372	$270,281	$274,235	$286,499
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.55%	0.59%	0.57%	0.60%	0.59%
Net investment income (loss) to average net assets	5.59%	4.74%	2.23%	2.19%	2.67%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Amount rounds to less than $0.01 or $(0.01) per share.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
The accompanying notes are an integral part of these financial statements.
56Pioneer Short Term Income Fund  | Annual Report | 8/31/24

Notes to Financial Statements  |  8/31/24
1. Organization and Signiﬁcant Accounting Policies
Pioneer Short Term Income Fund (the “Fund”) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.
The Fund offers five classes of shares designated as Class A, Class C, Class C2, Class K and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. In accordance with Rule 18f-4, the Fund has established and maintains a comprehensive derivatives risk management program, has
Pioneer Short Term Income Fund  | Annual Report | 8/31/2457

appointed a derivatives risk manager and complies with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”).
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
58Pioneer Short Term Income Fund  | Annual Report | 8/31/24

Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2459

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareholders. Therefore, no provision for federal income taxes is required. As of August 31, 2024, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareholders are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At August 31, 2024, the Fund was permitted to carry forward indefinitely $25,820,617 of short-term losses and $29,257,067 of long-term losses.
60Pioneer Short Term Income Fund  | Annual Report | 8/31/24

The tax character of distributions paid during the years ended August 31, 2024 and August 31, 2023, was as follows:
	2024	2023
Distributions paid from:
Ordinary income	$35,576,762	$20,074,321
Total	$35,576,762	$20,074,321
The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2024:
2024
Distributable earnings/(losses):
Undistributed ordinary income	$567,536
Capital loss carryforward	(55,077,684)
Other book/tax temporary differences	(619,880)
Net unrealized appreciation	3,913,446
Total	$(51,216,582)
The difference between book-basis and tax-basis net unrealized appreciation is attributable to adjustments insurance-linked securities, straddle loss deferrals, the tax treatment of premium and amortization, and the mark to market of futures contracts.
D.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor did not earn underwriting commissions on the sale of Class A shares during the year ended August 31, 2024.
E.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class C2 shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Pioneer Short Term Income Fund  | Annual Report | 8/31/2461

The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.
Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class C2, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.
F.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict such as between Russia and Ukraine or in the Middle East, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates may increase. These circumstances could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
62Pioneer Short Term Income Fund  | Annual Report | 8/31/24

The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities lost all, or nearly all, their market value, and many other issuers, securities and markets have
Pioneer Short Term Income Fund  | Annual Report | 8/31/2463

been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
Normally, at least 80% of the Fund’s net assets are invested in debt securities that are rated investment grade at the time of purchase or cash and cash equivalents.
The market prices of the Fund’s fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or “widens”, the value of the security will generally go down.
If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating
64Pioneer Short Term Income Fund  | Annual Report | 8/31/24

downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
The Fund invests in below-investment-grade (high-yield) debt securities. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The Fund may invest in mortgage-related and asset-backed securities. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to prepayment and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments offered by non-governmental issuers and those that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the Fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
The Fund may invest in credit risk transfer securities. Credit risk transfer securities are unguaranteed and unsecured debt securities issued by government sponsored enterprises and therefore are not directly linked to or backed by the underlying mortgage loans. As a result, in the event that a government sponsored enterprise fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities have no direct recourse to the underlying mortgage loans and will generally receive recovery on par with other unsecured note holders
Pioneer Short Term Income Fund  | Annual Report | 8/31/2465

in such a scenario. The risks associated with an investment in credit risk transfer securities are different than the risks associated with an investment in mortgage-backed securities issued by Fannie Mae and Freddie Mac, or other government sponsored enterprise or issued by a private issuer, because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. As a result, investors in these securities could lose some or all of their investment in these securities if the underlying mortgage loans default.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
66Pioneer Short Term Income Fund  | Annual Report | 8/31/24

G.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Fund at August 31, 2024 are listed in the Schedule of Investments.
H.	Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or magnitude that occur in a designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry signiﬁcant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to speciﬁc risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2467

Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
I.	Repurchase Agreements
Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund’s custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.
Open repurchase agreements at August 31, 2024 are disclosed in the Schedule of Investments.
J.	Futures Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives.
All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to
68Pioneer Short Term Income Fund  | Annual Report | 8/31/24

deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at August 31, 2024 is recorded as “Futures collateral” on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average notional values of long position and short position futures contracts during the year ended August 31, 2024 were $160,349,327 and $13,209,850, respectively. Open futures contracts outstanding at August 31, 2024 are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate equal to 0.35% of the Fund’s average daily net assets up to $1 billion and 0.30% on assets over $1 billion. For the year ended August 31, 2024, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.35% of the Fund’s average daily net assets.
The Adviser has contractually agreed to waive and/or reimburse ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) of the Fund to the extent required to reduce Fund expenses to 0.83%, 0.46% and 0.46% of the average daily net assets attributable to Class A, Class K and Class Y shares, respectively. These expense limitations are in effect through
Pioneer Short Term Income Fund  | Annual Report | 8/31/2469

January 1, 2025. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Class C and Class C2 shares do not have expense limitations. Fees waived and expenses reimbursed during the year ended August 31, 2024 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $36,361 in management fees payable to the Adviser at August 31, 2024.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer’s compensation for his services as the Fund’s chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer’s compensation. For the year ended August 31, 2024, the Fund paid $30,165 in Officers’ and Trustees’ compensation, which is reflected on the Statement of Operations as Officers’ and Trustees’ fees. At August 31, 2024, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees’ fees of $5,886 and a payable for administrative expenses of $16,989, which includes the payable for Officers’ compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
70Pioneer Short Term Income Fund  | Annual Report | 8/31/24

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended August 31, 2024, such out-of-pocket expenses by class of shares were as follows:
Shareholder Communications:
Class A	$7,811
Class C	1,686
Class C2	—
Class K	171
Class Y	17,880
Total	$27,548
5. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class C2 shares. Pursuant to the Plan, the Fund pays the Distributor 0.20% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 0.50% of the average daily net assets attributable to Class C and Class C2 shares. The fee for Class C and Class C2 shares consists of a 0.25% service fee and a 0.25% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C and Class C2 shares. Reflected on the Statement of Assets and Liabilities is $3,660 in distribution fees payable to the Distributor at August 31, 2024.
In addition, redemptions of Class C2 shares may be subject to a contingent deferred sales charge (“CDSC”). Redemptions of Class C2 shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class A, C, K and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended August 31, 2024, CDSCs in the amount of $179 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and
Pioneer Short Term Income Fund  | Annual Report | 8/31/2471

the 1940 Act. Until January 31, 2024, the Fund participated in a credit facility in the amount of $380 million. Under such credit facility, depending on the type of loan, interest on borrowings was payable at the Secured Overnight Financing Rate (“SOFR”) plus a credit spread. The Fund also paid both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.15% of the total credit facility and the commitment fee in the amount of 0.30% of the daily unused portion of each lender’s commitment were allocated among participating funds based on an allocation schedule set forth in the credit facility. Effective January 31, 2024, the Fund participates in a credit facility in the amount of $250 million, the upfront fee with respect to the credit facility is 0.05% of the total credit facility, and the commitment fee with respect to the credit facility is 0.20% of the daily unused portion of each lender’s commitment. For the year ended August 31, 2024, the Fund had no borrowings under the credit facility.
7. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
72Pioneer Short Term Income Fund  | Annual Report | 8/31/24

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at August 31, 2024, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Liabilities
Net unrealized depreciation on futures contracts*	$149,551	$—	$—	$—	$—
Total Value	$149,551	$—	$—	$—	$—

*	Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the assets and/or liabilities on the Statement of Assets and Liabilities.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at August 31, 2024 was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Futures contracts	$1,209,525	$—	$—	$—	$—
Total Value	$1,209,525	$—	$—	$—	$—
Change in Net Unrealized Appreciation (Depreciation) on
Futures contracts	$(282,016)	$—	$—	$—	$—
Total Value	$(282,016)	$—	$—	$—	$—
8. Unfunded Loan Commitments
The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Note 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
As of August 31, 2024, the Fund had no unfunded loan commitments outstanding.
9. Definitive Agreement
The Fund’s Adviser is currently an indirect, wholly-owned subsidiary of Amundi. On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”)
Pioneer Short Term Income Fund  | Annual Report | 8/31/2473

to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”). Victory Capital is headquartered in San Antonio, Texas. The closing of the Transaction is subject to certain regulatory approvals and other conditions. There is no assurance that the Transaction will close.
The closing of the Transaction would cause the Fund’s current investment advisory agreement with the Adviser to terminate. Under the terms of the Transaction, the Fund’s Board of Trustees will be asked to approve a reorganization of the Fund into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital. The proposed reorganization of the Fund would be sought in connection with the closing of the Transaction. If approved by the Board, the proposal to reorganize the Fund will be submitted to the shareholders of the Fund for their approval. There is no assurance that the Board or the shareholders of the Fund will approve the proposal to reorganize the Fund.
74Pioneer Short Term Income Fund  | Annual Report | 8/31/24

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and the Shareholders of Pioneer Short Term Income Fund

Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Pioneer Short Term Income Fund (the “Fund”), including the schedule of investments, as of August 31, 2024, the related statements of operations, changes in net assets, and the financial highlights for the year then ended and the related notes. The statements of changes in net assets for the year ended August 31, 2023 and the financial highlights for the years ended August 31, 2023, 2022, 2021, and 2020 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated October 30, 2023. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2024 and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2475

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 25, 2024
We have served as the auditor of one or more of the Pioneer investment companies since 2024.
76Pioneer Short Term Income Fund  | Annual Report | 8/31/24

Additional Information (unaudited)  |  8/31/24
On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Fund due to the independence considerations resulting from a change of the independent registered public accounting firm of a related party. The Prior Auditor’s reports on the financial statements of the Fund for the past two fiscal years, the years ended August 31, 2023 and August 31, 2022, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the last two fiscal year-ends and the subsequent interim period through March 25, 2024, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its reports on the Fund’s financial statements for such periods; or (2) “reportable events” related to the Fund,  as that term is defined in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.
On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Fund for fiscal periods ending after March 25, 2024.
Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund’s ordinary income distributions derived from qualified interest income was 75.04%.
Pioneer Short Term Income Fund  | Annual Report | 8/31/2477

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2024 Amundi Asset Management US, Inc. 19427-18-1024

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Auditor Transition

On March 25, 2024, Ernst & Young LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Fund due to the independence considerations resulting from a change of the independent registered public accounting firm of a related party. The Prior Auditor’s reports on the financial statements of the Fund for the past two fiscal years, the years ended August 31, 2023 and August 31, 2022, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the last two fiscal year-ends and the subsequent interim period through March 25, 2024, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its reports on the Fund’s financial statements for such periods; or (2) “reportable events” related to the Fund, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

On March 25, 2024, the Audit Committee of the Board approved, and on March 25, 2024, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Fund for fiscal periods ending after March 25, 2024.

ITEM 9. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES. (Unaudited)

Introduction

This Proxy Voting policy and the procedures set forth below are designed to complement Amundi US’ investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Amundi US. This policy sets forth Amundi US’ position on a number of issues for which proxies may be solicited but it does not include all potential voting scenarios or proxy events. Furthermore, because of the special issues associated with proxy solicitations by closed-end Funds, Amundi US will vote shares of closed-end Funds on a case- by-case basis.

Purpose

The purpose of this policy is to ensure that proxies for United States (“US”) and non-US companies that are received in a timely manner will be voted in accordance with the principles stated above. Unless the Proxy Voting Oversight Group (as described below) specifically determines otherwise, all shares in a company held by Amundi US-managed accounts for which Amundi US has proxy-voting authority will be voted alike, unless a client has given specific voting instructions on an issue.

Scope

Amundi US does not delegate the authority to vote proxies relating to securities held by its clients to any of its affiliates. Any questions about this policy should be directed to Amundi US’ Chief of Staff U.S. Investments (the “Proxy Coordinator”).

Oversight and Governance

Administration

The development, implementation, and management, to this Policy is the responsibility of the Policy Contact, in conjunction with the Policy Owner and relevant stakeholders.

Policy Exceptions

Temporary deviation from the requirements of this Policy is deemed an Exception. Exceptions are expected to be infrequent but may be justified to address and/or resolve specific internal business needs. Exceptions are to be raised to the Policy Owner for approval.

Policy Requirements

Roles and Responsibility

The below table outlines the roles and responsibilities applicable to this policy:

Individual Role	Responsibility
Policy Owner and Contact	Reviews and updates of this Policy as necessary.

Pioneer Funds Board of Trustees and US Compliance Committee	Provides final approval of material updates to this Policy, as necessary.

Policy

Each of the Pioneer Funds and certain other clients of Amundi Asset Management US, Inc. (“Amundi US”) have delegated responsibility to vote proxies related to portfolio holdings to Amundi US. Amundi US is a fiduciary that owes each of its clients the duties of care and loyalty with respect to all services undertaken on the client’s behalf, including voting proxies for securities held by the client. When Amundi US has been delegated proxy-voting authority for a client, the duty of care requires Amundi US to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Amundi US must place the client’s interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of the client. It is Amundi US’ policy to vote proxies presented to Amundi US in a timely manner in accordance with these principles.

Amundi US’ fundamental concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Amundi US believes that supporting the company’s strategy and voting “for” management’s proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Amundi US monitors developments in the proxy voting arena and will revise this policy as needed.

Amundi US believes that environmental, social and governance (ESG) factors can affect companies’ long-term prospects for success and the sustainability of their business models. Since ESG factors that may affect corporate performance and economic value are considered by our investment professionals as part of the investment management process, Amundi US also considers these factors when reviewing proxy proposals. This approach is consistent with the stated investment objectives and policies of funds and investment strategies.

It should be noted that the proxy voting guidelines below are guidelines, not rules, and Amundi US reserves the right in all cases to vote contrary to guidelines where doing so is determined to represent the best economic interests of our clients. Further, the Pioneer Funds or other clients of Amundi US may direct Amundi US to vote contrary to guidelines.

Amundi US’ clients may request copies of their proxy voting records and of Amundi US’ proxy voting policies and procedures by either sending a written request to Amundi US’ Proxy Coordinator, or clients may review Amundi US’ proxy voting policies and procedures on-line at amundi.com/usinvestors. Amundi US may describe to clients its proxy voting policies and procedures by delivering a copy of Amundi US’ Form ADV (Part II), by separate notice to the client or by other means.

Procedures

Proxy Voting Service

Amundi US has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. The proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Amundi US and set forth herein, to the extent applicable. The proxy voting service will refer proxy questions to the Proxy Coordinator

(described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Amundi US reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

To supplement its own research and analysis in determining how to vote on a particular proxy proposal, Amundi US may utilize research, analysis or recommendations provided by the proxy voting service on a case-by-case basis. Amundi US does not, as a policy, follow the assessments or recommendations provided by the proxy voting service without its own analysis and determination.

Proxy Coordinator

The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Amundi US’ clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management Group, or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the General Counsel or his or her designee whether Amundi US’ voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries).

Referral Items

The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Amundi US’ proxy voting guidelines as to be voted on a case- by-case basis, that are not covered by Amundi US’ guidelines or where Amundi US’ guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Chief Investment Officer, U.S or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Amundi US and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.

Securities Lending

In accordance with industry standards, proxies are not available to be voted when the shares are out on loan through either Amundi US’ lending program or a client’s managed security lending program. However, Amundi US will reserve the right to recall lent securities so that they may be voted according to Amundi US’ instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Amundi US may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.

Share-Blocking

“Share-blocking” is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Amundi US will vote in those countries with “share-blocking.” In the event a manager would like to sell a security with “share-blocking”, the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with “share-blocking” is available from the Investment Operations Department upon request.

Proxy Voting Oversight Group

The members of the Proxy Voting Oversight Group include Amundi US’ Chief Investment Officer, U.S. or his or her designated equity portfolio management representative, the Chief of Staff, U.S., and the Chief Compliance Officer of the Adviser and Funds. Other members of Amundi US will be invited to attend meetings and otherwise participate as necessary. The Chief of Staff, U.S. will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Amundi US’ proxy voting policies and procedures. The Group meets at least annually to evaluate and review this policy and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

Amendments

Amundi US may not amend this policy without the prior approval of the Proxy Voting Oversight Group. Amendments to this policy with respect to votes to be cast on behalf of any of the Pioneer Funds also shall be presented to the Board of Trustees of the Pioneer Funds for its review and advance approval.

Form N-PX

The Proxy Coordinator and the Director of Regulatory Reporting are responsible for ensuring that Form NP-X documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.

The Proxy Coordinator will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.

Compliance files N-PX. The Compliance department will ensure that a corresponding Form N- PX exists for each Amundi US registered investment company.

Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.

Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.

Copies of the Form N-PX filings and their submission receipts are maintained according to Amundi US record keeping policies.

Proxy Voting Guidelines

Administrative

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

•	Corporate name change.

•	A change of corporate headquarters.

•	Stock exchange listing.

•	Establishment of time and place of annual meeting.

•	Adjournment or postponement of annual meeting.

•	Acceptance/approval of financial statements.

•	Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

•	Approval of minutes and other formalities.

•	Authorization of the transferring of reserves and allocation of income.

•	Amendments to authorized signatories.

•	Approval of accounting method changes or change in fiscal year-end.

•	Acceptance of labor agreements.

•	Appointment of internal auditors.

Amundi US will vote on a case-by-case basis on other routine administrative items; however, Amundi US will oppose any routine proposal if insufficient information is presented in advance to allow Amundi US to judge the merit of the proposal. Amundi US has also instructed its proxy voting service to inform Amundi US of its analysis of any administrative items that may be inconsistent, in its view, with Amundi US’ goal of supporting the value of its clients’ portfolio holdings so that Amundi US may consider and vote on those items on a case-by-case basis in its discretion.

Auditors

We normally vote for proposals to:

•

Ratify the auditors. We will consider a vote against if we are concerned about the auditors’ independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes for audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

•	Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

•	Seek bids from other auditors.

•	Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

•	Indemnify auditors.

•	Prohibit auditors from engaging in non-audit services for the company.

Board of Directors

On issues related to the board of directors, Amundi US normally supports management. We will, however, consider a vote against management in instances where corporate performance has been poor or where the board appears to lack independence. We also believe that a well balanced board with diverse perspectives is conducive to sound corporate governance. In our view, diversity of expertise, skill, gender, ethnicity, and race may contribute to the overall quality of decision making and risk management.

General Board Issues

Amundi US will vote for:

•	Audit, compensation and nominating committees composed of independent directors exclusively.

•	Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

•	Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

•	Election of an honorary director.

We will vote against:

•	Minimum stock ownership by directors.

•	Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

•	Requirements for union or special interest representation on the board.

•	Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:

•	Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

Elections of Directors

In uncontested elections of directors we will vote against:

•	Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

•

Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we use the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

•	Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

•	Directors who appear to lack independence or are associated with poor corporate or governance performance.

We will vote on a case-by case basis on these issues:

•

Re-election of directors who have implemented or renewed a dead hand or modified dead-hand poison pill (a “dead-hand poison pill” is a shareholder rights plan that may be altered only by incumbent or “dead” directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

•	Contested election of directors.

•	Election of a greater number of independent directors (in order to move closer to a majority of independent directors) in cases of poor performance.

•	Mandatory retirement policies.

•	Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

We will vote for:

•

Precatory and binding resolutions requesting that the board changes the company’s bylaws to stipulate that directors need to be elected with affirmative majority of votes cast, provided that the resolutions allow for plurality voting in cases of contested elections.

Takeover-Related Measures

Amundi US is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

Amundi US will vote for:

•	Cumulative voting.

•	Increasing the ability for shareholders to call special meetings.

•	Increasing the ability for shareholders to act by written consent.

•	Restrictions on the ability to make greenmail payments.

•	Submitting rights plans to shareholder vote.

•	Rescinding shareholder rights plans (“poison pills”).

•	Opting out of the following state takeover statutes:

•	Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

•	Control share cash-out provisions, which require large holders to acquire shares from other holders.

•	Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

•	Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

•	Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

•	Fair price provisions.

•	Authorization of shareholder rights plans.

•	Labor protection provisions.

•	Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:

•

Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

•	Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

•	Proposals that allow shareholders to nominate directors.

We will vote against:

•	Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.

•

Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-by-case basis proposals that authorize the board to make interim appointments.

•	Classes of shares with unequal voting rights.

•	Supermajority vote requirements.

•	Severance packages (“golden” and “tin” parachutes). We will support proposals to put these packages to shareholder vote.

•	Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

•	Extension of advance notice requirements for shareholder proposals.

•	Granting board authority normally retained by shareholders, particularly the right to amend the corporate charter.

•	Shareholder rights plans (“poison pills”). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

Capital Structure

Managements need considerable flexibility in determining the company’s financial structure, and Amundi US normally supports managements’ proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

Amundi US will vote for:

•	Changes in par value.

•	Reverse splits, if accompanied by a reduction in number of shares.

•	Shares repurchase programs, if all shareholders may participate on equal terms.

•	Bond issuance.

•	Increases in “ordinary” preferred stock.

•	Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

•	Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

•	Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

•	Increase in authorized common stock. We will make a determination considering, among other factors:

•	Number of shares currently available for issuance;

•	Size of requested increase (we would normally approve increases of up to 100% of current authorization);

•	Proposed use of the proceeds from the issuance of additional shares; and

•	Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

•

Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

•	Proposals to submit private placements to shareholder vote.

•	Other financing plans.

We will vote against preemptive rights that we believe limit a company’s financing flexibility.

Compensation

Amundi US supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company’s compensation programs, we place limits on the potential dilution these plans may impose.

Amundi US will vote for:

•	401(k) benefit plans.

•

Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

•	Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

•	Amendments to performance plans to conform with OBRA;

•	Caps on annual grants or amendments of administrative features;

•	Adding performance goals; and

•	Cash or cash-and-stock bonus plans.

•	Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

•	Require that option repricing be submitted to shareholders.

•	Require the expensing of stock-option awards.

•	Require reporting of executive retirement benefits (deferred compensation, split dollar life insurance, SERPs, and pension benefits).

•

Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

•	Shareholder proposals seeking additional disclosure of executive and director pay information.

•	Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

•

The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

Dilution = (A + B + C) / (A + B + C + D), where

A = Shares reserved for plan/amendment,

B = Shares available under continuing plans,

C = Shares granted but unexercised and

D = Shares outstanding.

•	The plan must not:

•	Explicitly permit unlimited option repricing authority or have allowed option repricing in the past without shareholder approval.

•	Be a self-replenishing “evergreen” plan or a plan that grants discount options and tax offset payments.

•	We are generally in favor of proposals that increase participation beyond executives.

•

We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

•

We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

•	We generally support proposals asking companies to adopt stock holding periods for their executives.

•	All other employee stock purchase plans.

•	All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

•

All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:

•	Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

•	Elimination of stock option plans.

We will vote on a case-by case basis on these issues:

•	Limits on executive and director pay.

•	Stock in lieu of cash compensation for directors.

Corporate Governance

Amundi US will vote for:

•	Confidential voting.

•	Equal access provisions, which allow shareholders to contribute their opinions to proxy materials.

•	Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:

•

Change in the state of incorporation. We will support reincorporations 16 supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

•	Bundled proposals. We will evaluate the overall impact of the proposal.

•	Adopting or amending the charter, bylaws or articles of association.

•	Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:

•	Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management’s discretion.

•	Limitations on stock ownership or voting rights.

•	Reduction in share ownership disclosure guidelines.

Mergers and Restructurings

Amundi US will vote on the following and similar issues on a case-by-case basis:

•	Mergers and acquisitions.

•	Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

•	Debt restructurings.

•	Conversion of securities.

•	Issuance of shares to facilitate a merger.

•	Private placements, warrants, convertible debentures.

•	Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

Investment Companies

Many of our portfolios may invest in shares of closed-end funds or open-end funds (including exchange-traded funds). The non-corporate structure of these investments raises several unique proxy voting issues. Amundi US will vote for:

•	Establishment of new classes or series of shares.

•	Establishment of a master-feeder structure.

Amundi US will vote on a case-by-case basis on:

•

Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

•	Approval of new or amended advisory contracts.

•	Changes from closed-end to open-end format.

•	Election of a greater number of independent directors.

•	Authorization for, or increase in, preferred shares.

•	Disposition of assets, termination, liquidation, or mergers.

•	Classified boards of closed-end funds, but will typically support such proposals.

In general, business development companies (BDCs) are not considered investment companies for these purposes but are treated as corporate issuers.

Environmental and Social Issues

Amundi US believes that environmental and social issues may influence corporate performance and economic return. Indeed, by analyzing all of a company’s risks and opportunities, Amundi US can better assess its intrinsic value and long-term economic prospects.

When evaluating proxy proposals relating to environmental or social issues, decisions are made on a case-by-case basis. We consider each of these proposals based on the impact to the company’s shareholders and economic return, the specific circumstances at each individual company, any potentially adverse economic concerns, and the current policies and practices of the company.

For example, shareholder proposals relating to environmental and social issues, and on which we will vote on a base-by-case basis, may include those seeking that a company:

•	Conduct studies regarding certain environmental or social issues;

•	Study the feasibility of the company taking certain actions with regard to such issues; or

•	Take specific action, including adopting or ceasing certain behavior and adopting company standards and principles, in relation to such issues.

In general, Amundi US believes these issues are important and should receive management attention.

Amundi US will support proposals where we believe the proposal, if implemented, would improve the prospects for the long-term success of the business and would provide value to the company and its shareholders. Amundi US may abstain on shareholder proposals with regard to environmental and social issues in cases where we believe the proposal, if implemented, would not be in the economic interests of the company, or where implementing the proposal would constrain management flexibility or would be unduly difficult, burdensome or costly.

When evaluating proxy proposals relating to environmental or social issues, Amundi US may consider the following factors or other factors deemed relevant, given such weight as deemed appropriate:

•	approval of the proposal helps improve the company’s practices;

•	approval of the proposal can improve shareholder value;

•	the company’s current stance on the topic is likely to have negative effects on its business position or reputation in the short, medium, or long term;

•	the company has already put appropriate action in place to respond to the issue contained in the proposal;

•	the company’s reasoning against approving the proposal responds appropriately to the various points mentioned by the shareholder when the proposal was presented;

•	the solutions recommended in the proposal are relevant and appropriate, and if the topic of the proposal would not be better addressed through another means.

In the event of failures in risk management relating to environmental and social issues, Amundi US may vote against the election of directors responsible for overseeing those areas. Issues of special concern to Amundi US include corporate commitments to mitigating climate effects; achieving a diverse board of directors and employee base; And maintaining sound and safe working conditions, equitable compensation practices, and opportunities for career advancement. Amundi US will vote against proposals calling for substantial changes in the company’s business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds. In each case, fundamental consideration governing votes cast on behalf of any of the Pioneer Funds in these areas is Amundi US’ assessment of the potential impact on shareholder value.

Conflicts of Interest

Amundi US recognizes that in certain circumstances a conflict of interest may arise when Amundi US votes a proxy.

A conflict of interest occurs when Amundi US’ interests interfere, or appear to interfere, with the interests of Amundi US’ clients.

A conflict may be actual or perceived and may exist, for example, when the matter to be voted on concerns:

•	An affiliate of Amundi US, such as another company belonging to the Credit Agricole banking group ( “Credit Agricole Affiliate”);

•

An issuer of a security for which Amundi US acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by its parent Amundi to present a conflict of interest for Amundi US);

•

An issuer of a security for which Amundi has informed Amundi US that a Credit Agricole Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

•	A person with whom Amundi US (or any of its affiliates) has an existing, material contract or business relationship.

Any member of the Proxy Voting Oversight Group and any other associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief Compliance Officer of Amundi US and the Funds. If any associate is lobbied or pressured with respect to any voting decision, whether within or outside of Amundi US, he or she should contact a member of the Proxy Voting Oversight Group or Amundi US’ Chief Compliance Officer.

The Proxy Voting Oversight Group will review each item referred to Amundi US by the proxy voting service to determine whether an actual or potential conflict of interest exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller’s and Compliance Department’s internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. The Proxy Voting Oversight Group may cause any of the following actions to be taken when a conflict of interest is present:

•	Vote the proxy in accordance with the vote indicated under “Voting Guidelines,” if a vote is indicated, or

•

Direct the independent proxy voting service to vote the proxy in accordance with its independent assessment or that of another independent adviser appointed by Amundi US or the applicable client for this purpose.

If the Proxy Voting Oversight Group perceives a material conflict of interest, the Group may also choose to disclose the conflict to the affected clients and solicit their consent to proceed with the vote or their direction (including through a client’s fiduciary or other adviser), or may take such other action in good faith (in consultation with counsel) that would protect the interests of clients.

For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.

The Proxy Voting Oversight Group will review periodically the independence of the proxy voting service. This may include a review of the service’s conflict management procedures and other documentation and an evaluation as to whether the service continues to have the competency and capacity to vote proxies.

Decisions Not to Vote Proxies

Although it is Amundi US’ general policy to vote all proxies in accordance with the principles set forth in this policy, there may be situations in which the Proxy Voting Oversight Group does not vote a proxy referred to it. For example, because of the potential conflict of interest inherent in voting shares of a Credit Agricole Affiliate, Amundi US will abstain from voting the shares unless otherwise directed by a client. In such a case, the Proxy Coordinator will inform Amundi Compliance before exercising voting rights.

There exist other situations in which the Proxy Voting Oversight Group may refrain from voting a proxy. For example, if the cost of voting a foreign security outweighs the benefit of voting, the Group may not vote the proxy. The Group may not be given enough time to process a vote, perhaps because its receives a meeting notice too late or it cannot obtain a translation of the agenda in the time available. If Amundi US has outstanding “sell” orders, the proxies for shares subject to the order may not be voted to facilitate the sale. Although Amundi US may hold shares on a company’s record date, if the shares are sold prior to the meeting date the Group may decide not to vote those shares.

Recordkeeping

The Proxy Coordinator shall ensure that Amundi US’ proxy voting service:

•	Retains a copy of each proxy statement received (unless the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

•	Retains a record of the vote cast;

•	Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

•	Is able to promptly provide Amundi US with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

•	A record memorializing the basis for each referral vote cast;

•	A copy of any document created by Amundi US that was material in making the decision on how to vote the subject proxy;

•	A copy of any recommendation or analysis furnished by the proxy voting service; and

•

A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Amundi US.

Amundi US shall maintain the above records in the client’s file in accordance with applicable regulations.

Copies of this policy, and copies of records related to this policy shall be kept in accordance with Amundi US’ Books and Records Policy. This policy and procedure shall be periodically reviewed and updated consistent with the requirements and standards established by Amundi US.

Escalation and Management Reporting

Escalation

It is each associate’s responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Amundi US’ Chief Compliance Officer if he or she becomes aware of any possible noncompliance with this policy.

Management Reporting

Reporting is done to senior leadership on an as needed basis.

Training

Amundi US will conduct periodic training regarding proxy voting and this policy. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.

Review and Approval

Review

This Policy must be reviewed and validated annually (12-months) by the Policy Contact or designee, in conjunction with the Policy Owner and relevant stakeholders.

Approval

Material Updates to this Policy must be approved by the Pioneer Funds’ Board of Trustees and/or US Compliance Committee, as necessary.

Related regulations

•	Rule 30b1-4, Rule 31a1-3, and Rule 38a-1 under the Investment Company Act of 1940

•	Rule 206(4)-6 and Rule 204-2 under the Investment Advisers Act of 1940

•	Form N-1A

•	Form N-PX

Item 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES. (Unaudited)

Each Board Member also serves as a Board Member of other Funds in the Pioneer Family of Funds complex. Annual retainer fees and attendance fees are allocated to each Fund based on net assets. Trustees’ fees paid by the Fund are within Item 7. Statement of Operations as Trustees’ fees and expenses.

Item 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESMENT ADVISORY CONTRACT. (Unaudited)

N/A

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. (Unaudited)

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 16. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

Item 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

N/A

ITEM 19. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below: Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(3) Not applicable.

(4) Registrant’s Independent Public Accountant, attached as Exhibit 99.ACCT.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Short Term Income Fund

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, Principal Executive Officer

Date November 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, Principal Executive Officer

Date November 7, 2024

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Principal Financial Officer

Date November 7, 2024

*	Print the name and title of each signing officer under his or her signature.